Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Empery Digital Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT, DATED AUGUST 25, 2026

SUBJECT TO COMPLETION

2512 W Pecan St., Suite 230

Pflugerville, Texas 78660

September [_], 2026

Dear Stockholder:

On behalf of the Board of Directors (the “Board”) and management of Empery Digital Inc. (the “Company”), you are cordially invited to attend the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Annual Meeting will be held online at www.virtualshareholdermeeting.com/EMPD2026, on Wednesday, October 14, 2026, at 10:00 A.M., Central Time.

The attached Notice of the Annual Meeting (the “Notice”) and proxy statement (“Proxy Statement”) describe in greater detail all of the formal business that will be transacted at the Annual Meeting. There will not be a physical meeting. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting: www.virtualshareholdermeeting.com/EMPD2026. To participate in the Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

The Board has determined that each of the proposals that will be presented to the stockholders for their consideration at the Annual Meeting are in the best interests of the Company and its stockholders, and unanimously recommends and urges you to vote “FOR” each director nominee and “FOR” the approval of each of the other proposals set forth in this Proxy Statement.

Your vote will be especially important this year. ATG Capital Opportunities Fund LP and certain of its affiliates (collectively, “ATG Capital”) have purported to nominate a slate of nine nominees for election as directors at the Annual Meeting in opposition to the nominees recommended by your board of directors. You may receive a proxy statement, gold proxy card and other solicitation materials from ATG Capital. As detailed in the Proxy Statement, the Board determined ATG Capital’s purported nomination failed to comply with the advance notice provisions under the Company’s Bylaws and applicable law, and is thus invalid. As such, we believe that the purported nominees in ATG Capital’s proxy materials cannot properly be brought before the Annual Meeting. We do not intend to count any stockholder votes for ATG Capital’s purported nominees. Further, we believe that any proxies granted in connection with ATG Capital’s solicitation will be invalid with respect to ATG Capital’s purported nominees and will be disregarded.

We continue to look for ways to capitalize on our strategy and enhance stockholder value. On behalf of the Board and all of the employees of the Company, we thank you for your continued support and encourage you to read this proxy statement carefully and vote as soon as possible so your shares are represented.

Sincerely,

/s/ Ryan Lane

Ryan Lane

Co-Chief Executive Officer

/s/ John Kim

John Kim

Co-Chief Executive Officer

PLEASE VOTE YOUR SHARES PROMPTLY. YOU CAN FIND INSTRUCTIONS FOR VOTING ON THE ENCLOSED PROXY CARD. IF YOU HAVE QUESTIONS ABOUT THE MEETING, THE PROPOSALS ON THE BALLOT OR VOTING YOUR SHARES, PLEASE CONTACT:

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (877) 839-1065

E-mail: info@okapipartners.com

PRELIMINARY PROXY STATEMENT, DATED AUGUST 25, 2026

SUBJECT TO COMPLETION

2512 W Pecan St., Suite 230

Pflugerville, Texas 78660

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Empery Digital Inc. (the “Company”) will be held exclusively online at www.virtualshareholdermeeting.com/EMPD2026, on Wednesday, October 14, 2026, at 10:00 A.M., Central Time, for the following purposes:

1.	Election of Directors: To elect the following nine (9) director nominees to the Board of Directors (the “Board”) to serve for a one-year term ending at the 2027 Annual Meeting of Stockholders or until their successor is duly elected and qualified:

•	Ryan Lane	•	Ian Read
•	John Kim	•	Matthew Homer
•	Jonathan Foster	•	Orn Olason
•	Adrian Solgaard	•	Rohan Chauhan
•	E. Taylor Robertson

2	Approval of the Empery Digital Inc. 2025 Equity Incentive Plan: To approve the Empery Digital Inc. 2025 Equity Incentive Plan including shares authorized for issuance of 6,846,589 (the “2025 Stock Plan Proposal”).

3.	Ratification of the Appointment of Independent Auditors: To ratify the appointment of MaloneBailey as the Company’s independent registered public accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2026 and the review of the Company’s quarterly financial statements for the fiscal quarters ending March 31, June 30, and September 30, 2027.

These proposals are more fully described in the Proxy Statement accompanying this Notice.

We urge you to vote only on the Company’s WHITE proxy card and disregard proxy materials (including any gold proxy card) distributed by ATG Capital. As you may be aware, on February 26, 2026, ATG Capital Opportunities Fund LP and certain of its affiliates (collectively, “ATG Capital”) submitted materials to the Company purporting to provide notice (the “Purported Nomination Notice”) of ATG Capital’s intent to nominate nine (9) individuals for election to our Board at the Annual Meeting. After reviewing the Purported Nomination Notice, the Board determined that it failed to comply with the advance notice provisions under the Company’s Bylaws and applicable law, and, as a result, determined ATG Capital’s nominations to be invalid. On March 26, 2026, the Company notified ATG Capital of this rejection. On April 2, 2026, ATG Capital filed a verified complaint in the Court of Chancery of the State of Delaware. The complaint brought claims for, among other things, declaratory and injunctive relief, asserting that ATG Capital’s nomination of director candidates in the Purported Nomination Notice was valid.

We believe that ATG Capital’s purported nomination cannot properly be brought before the Annual Meeting and, unless ordered to do so by a court of competent jurisdiction (a “Valid Court Order”), the Company will not recognize or tabulate any proxies or votes in favor of ATG Capital’s purported nominees at the Annual Meeting. As a result of the foregoing, the proxy card accompanying this proxy statement does not include the names of ATG Capital’s purported nominees on a “universal proxy card.”

OUR BOARD URGES YOU TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF ATG CAPITAL, AND NOT TO SIGN, RETURN, OR VOTE THE GOLD PROXY CARD SENT TO YOU BY OR ON BEHALF OF ATG CAPITAL. ABSENT A VALID COURT ORDER, THE COMPANY WILL DISREGARD VOTES ON THE GOLD PROXY CARD.

In the event a Valid Court Order is issued, the Company will amend this proxy statement and furnish to stockholders a new proxy card which will include ATG Capital’s director nominees, and the Company will provide stockholders with sufficient time to receive such proxy materials and cast their votes on such new proxy card prior to the Annual Meeting (or any postponement or adjournment thereof).

In addition, if a Valid Court Order is issued, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. Accordingly, if you vote on the Company’s proxy card accompanying this proxy statement and a Valid Court Order is issued, your votes will not be recognized or tabulated, and you will have to vote again on the new proxy card for your vote to be counted.

The Board unanimously recommends that you vote “FOR” each of the Company’s director nominees, “FOR” the 2025 Stock Plan Proposal, and “FOR” the ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Only stockholders of record as of the close of business on September 2, 2026 are entitled to receive notice of, to attend and to vote at the Annual Meeting. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 2512 W. Pecan St., Suite 230, Pflugerville, Texas 78660 for a period of ten days prior to the Annual Meeting. If you are a beneficial owner as of that date, you will receive communications from your broker, bank or other nominee about the Annual Meeting and how to direct the vote of your shares, and you are welcome to attend the Annual Meeting online, all as described in more detail in the attached Proxy Statement.

You may attend the Annual Meeting and vote your shares during the meeting, even if you previously voted by internet, telephone or if you returned your WHITE proxy card. Your proxy (including a proxy granted by the Internet or by telephone) may be revoked by sending in another signed proxy card with a later date, sending a letter revoking your proxy to the Company’s Corporate Secretary on or before 10:00 A.M. Central Time on October 14, 2026 (the Annual Meeting date and time), voting again by internet or telephone, or attending the Annual Meeting and voting during the meeting.

To participate in the Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials. If you are a beneficial stockholder (meaning your shares are held in the name of a broker, bank or other holder of record), you will also need to present a control number showing proof of ownership to attend the Annual Meeting. Login will be available starting at 9:45 A.M., Central Time and the meeting will begin promptly at 10:00 A.M., Central Time.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Wednesday, October 14, 2026. The Proxy Statement, form of Proxy, and our 2025 Annual Report on Form 10-K for the year ended December 31, 2025, are available on the Internet at www.proxyvote.com and on our corporate website at www.emperydigital.com under “Investors—SEC Filings.”

By Order of the Board of Directors,

/s/ Ryan Lane

Chairman of the Board of Directors and Co-Chief Executive Officer

September [_], 2026

TABLE OF CONTENTS

Proxy Statement – General Information	1
Proposal 1: Election of Directors	8
Nominees for Election as Directors	8
Executive Officers Who Are Not Serving as Directors	16
Corporate Governance and Board Matters	16
Committees of the Board of Directors	19
Beneficial Ownership of Common Stock	22
Compensation of Non-Employee Directors	25
Executive Compensation	26
Certain Relationships and Related Party Transactions	33
Delinquent Section 16(a) Reports	34
Proposal 2: 2025 Stock Plan Proposal	35
Proposal 3: Ratification of the Appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	42
Report of the Audit Committee	43
Annual Report to Stockholders	44
Stockholder Proposals and Director Nominations for the 2027 Annual Meeting	44
Other Business	45
Stockholders Sharing the Same Address	45

Appendix A —Empery Digital Inc. 2025 Stock Plan	A-1

Special Note Regarding Forward-Looking Statements

This proxy statement contains forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “believe,” “estimate,” “forecast,” “goal,” “potentially,” “project,” and other words of similar meaning. All statements, other than statements related to present facts or current conditions or historical facts, contained in this proxy statement are forward-looking statements, including statements regarding our strategy, future operations, future financial position, including, but not limited to, statements relating to:, the Company’s expectations regarding financial metrics and trends for the remainder of fiscal year 2026, the Company’s digital asset-treasury strategy, the Company’s ability to efficiently manage its BTC portfolio and reposition its powersports business, the Company’s ability to increase Bitcoin per share to drive stockholder value, the Company’s ability to generate income through derivatives on BTC through the use of short-term put and call contracts, repurchases under the Company’s share repurchase program and financing arrangements related thereto; the Company’s strategic partnership with Cardinal Power LLC (“Cardinal”), the ability of the Company and Cardinal to execute on its shared vision for AI infrastructure and to identify, fund and execute on future opportunities, and the realization of the expected benefits therefrom; closing under the definitive agreement by EMHU, LLC, a Delaware limited liability company (“EMHU” or the “Partnership”) to purchase 100% of the equity interests of the current holder of a fee simple title to a property in the Midwest and the timing thereof; the proposed conversion of the Midwest property into an AI data center and the potential to increase its power capacity; EMHU or its affiliate executing a definitive lease agreement with respect to the Midwest property and the terms thereof, including the expected total net lease payments that may be realized in connection therewith; the Company’s plans for future data center-related opportunities; the Company’s plans for future capital allocation; Cardinal Data Power Inc.’s (“CDP”) proposed data center campus in West Texas and the letter of intent associated therewith; the expected outcome or impact of pending or threatened litigation and the anticipated insurance recoveries associated therewith; and the ability of the Company to generate positive net interest income from financing of inventory purchases.

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Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Applicable risks and uncertainties include the risks and uncertainties regarding, among other things: our ability to keep pace with new technology and changing market needs; changes in business, market, financial, political and regulatory conditions; reduced demand for data centers or decreases in information technology spending; increased competition or available supply of data center capacity; delays or disruptions in connectivity or availability of power; deterioration in the relationship between the Company and Cardinal or CDP, or between EMHU or CDP and their potential data center tenants; the Company’s operations and business, including the highly volatile nature of the price of Bitcoin and other cryptocurrencies; the Company’s stock price may be highly correlated to the price of the digital assets that it holds; increased competition in the industries in which the Company operates; significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; the treatment of crypto assets for U.S. and foreign tax purpose; the Company’s ability to generate revenues from sales and generate cash from financing of inventory, sale of its products and Bitcoin derivatives; significant decrease in the market value of the Company’s Bitcoin holdings; the Company’s ability to obtain additional financing through equity or debt offerings, obtain borrowings from financing arrangements or generate cash from the sale of Bitcoin and the competitive environment of our business. Other risks and uncertainties include those identified under the heading “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 27, 2026, (as amended by Form 10-K/A filed with the SEC on April 21, 2026), and in our Quarterly Report on Form 10-Q for the three months ended June 30, 2026 filed on August 7, 2026, and any subsequent filings with the SEC.

As a result of these and other factors, we may not achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. The forward-looking statements contained in this proxy statement reflect our views as of the date hereof. We do not assume and specifically disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

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EMPERY DIGITAL INC.

2512 W Pecan St., Suite 230

Pflugerville, Texas 78660

PROXY STATEMENT

GENERAL INFORMATION

For the 2026 Annual Meeting of Stockholders

To Be Held on Wednesday, October 14, 2026

Our Board of Directors is soliciting proxies to be voted at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on Wednesday, October 14, 2026, at 10:00 A.M., Central Time, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders (the “Notice”) and in this Proxy Statement. This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Company on or about September [_], 2026.

As used in this Proxy Statement, the terms “Company,” “we,” “us,” “our” and “Empery Digital” refer to Empery Digital Inc., and the terms “Board of Directors” and “Board” refer to the Board of Directors of the Company.

Questions and Answers about these Proxy Materials and the Annual Meeting

What information is contained in this Proxy Statement?

This information relates to the proposals to be voted on at the Annual Meeting, the voting process, and certain other required information.

Can I access the Company’s proxy materials and 2025 Annual Report electronically?

Yes. The Proxy Statement, form of white proxy card and our 2025 Annual Report are available at www.proxyvote.com.

What does it mean if I receive more than one set of proxy materials?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for each account for which you have received a set of proxy materials.

You may also receive proxy solicitation materials from ATG Capital Opportunities Fund LP and certain of its affiliates (collectively, “ATG Capital”), including a gold proxy card. The company is not responsible for the accuracy of any information contained in any proxy solicitation materials filed by or disseminated by, or on behalf of, ATG Capital or any other statement ATG Capital or any of its representatives may otherwise make. For more information on the Company’s engagement with ATG Capital, please see the “Background to the Solicitation” section of this proxy statement.

Our Board unanimously recommends that stockholders vote “FOR” only the nine (9) Company nominees listed in Proposal No. 1 by using the WHITE proxy card and disregard any materials, and do not sign, return, or vote on any gold proxy card sent to you by or on behalf of ATG Capital.

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Who is soliciting my vote pursuant to this Proxy Statement and who will pay the costs of this proxy solicitation?

Our Board is soliciting your vote at the Annual Meeting and the cost of solicitation will be borne by us. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. Annex A sets forth information relating to certain of our directors, officers and employees who are considered "participants" in this proxy solicitation by reason of their position or because they may be soliciting proxies on our behalf. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

The Company has engaged Okapi Partners LLC (“Okapi”) to assist in the solicitation of proxies for the Annual Meeting, and has agreed to pay them an estimated fee of up to $286,000, plus their reasonable out-of-pocket expenses incurred in connection with the solicitation, plus reimbursement of reasonable out-of-pocket expenses, and we have agreed to indemnify Okapi against certain liabilities arising out of or in connection with its engagement. Okapi has advised the Company that approximately 24 of its employees will be involved in the solicitation of proxies on the Company’s behalf. In addition to solicitation by mail, proxies may be solicited on the Company’s behalf by our directors, director nominees, officers and regular employees, and by Okapi, in person or by telephone, facsimile, electronic mail or other electronic means, or by press release or advertisement.

As a result of the potential proxy solicitation by ATG Capital, we will incur additional costs in connection with our solicitation of proxies. The total amount to be spent for the Company's solicitation of proxies from stockholders for the Annual Meeting in excess of that normally spent for an annual meeting is estimated to be approximately $22.5 million, approximately $20.5 million of which has been incurred to date.

Who is entitled to vote?

Only common stockholders of record at the close of business on September 2, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting.

How many shares are eligible to be voted?

As of the Record Date, we had [_] shares of common stock outstanding. Each outstanding share of our common stock will entitle its holder to one (1) vote on each of the nine (9) director nominees to be elected and one (1) vote on each other matter to be voted on at the Annual Meeting.

What am I voting on?

You are voting on the following matters:

1.	Election of Directors: The election of nine (9) director nominees to the Board to serve for a one-year term ending at the 2027 Annual Meeting of Stockholders or until their successor is duly elected and qualified. Our director nominees are:

•	Ryan Lane	•	Ian Read
•	John Kim	•	Matthew Homer
•	Jonathan Foster	•	Orn Olason
•	Adrian Solgaard	•	Rohan Chauhan
•	E. Taylor Robertson

2	Approval of the Empery Digital Inc. 2025 Equity Incentive Plan: To approve the Empery Digital Inc. 2025 Equity Incentive Plan (the “2025 Stock Plan”) including shares of common stock authorized for issuance of 6,846,589 (the “2025 Stock Plan Proposal”).

3.	Ratification of the Appointment of Independent Auditors: To ratify the appointment of MaloneBailey as the Company’s independent registered public accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2026 and the review of the Company’s quarterly financial statements for the fiscal quarters ending March 31, June 30, and September 30, 2027.

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How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares as follows:

•	“FOR” each of the Company’s director nominees;

•	“FOR” the approval of the 2025 Stock Plan Proposal; and

•	“FOR” the ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm the audit of the Company’s financial statements for the fiscal year ending December 31, 2026 and the review of the Company’s quarterly financial statements for the fiscal quarters ending March 31, June 30, and September 30, 2027.

How many votes are required to hold the Annual Meeting and what are the voting procedures?

Quorum Requirement: As of the Record Date, [_] shares of the Company’s common stock were issued and outstanding. The holders of one-third in voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting, present virtually or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Required Votes: Each outstanding share of our common stock is entitled to one (1) vote on each of the nine (9) director nominees to be elected and one (1) vote on each other proposal at the Annual Meeting. If there is a quorum at the Annual Meeting, the matters to be voted upon by the stockholders require the following votes for such matter to be approved:

•	Election of Directors: Directors are elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Votes of “WITHHOLD” and broker non-votes have no legal effect on the election of directors due to the fact that such elections are by a plurality. Abstentions will have no effect on the outcome of this proposal.

•	Approval of the 2025 Stock Plan Proposal: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting is required to approve the 2025 Stock Plan Proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•	Ratification of the Appointment of Independent Auditors: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting is necessary to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2026 and the review of the Company’s quarterly financial statements for the fiscal quarters ending March 31, June 30, and September 30, 2027. Abstentions will have no effect on the outcome of this proposal. Banks, brokers and other nominees are expected generally to have discretionary authority to vote on this proposal; thus, we do not expect any broker non-votes on this proposal.

If a broker indicates on its proxy that it submits to the Company that it does not have authority to vote certain shares held in “street name,” the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals under the rules of the Nasdaq Stock Market LLC (“Nasdaq”), and the “beneficial owner” of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner and you do not provide instructions to your broker, bank or other nominee, your broker, bank or other nominee is permitted to vote your shares for or against “routine” matters. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against “non-routine” matters.

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Shares represented by proxies that are marked vote “withheld” with respect to the election of any nominee for director will not be considered in determining whether such nominee has received the affirmative vote of a plurality of the shares. Except as otherwise specified above, shares represented by proxies that are marked “abstain” with respect to any other matter to be voted upon at the Annual Meeting will not have an effect on the outcome of the vote.

Attendance and Participation at the Annual Meeting

Only stockholders of the Company as of the close of business on September 2, 2026, or their duly appointed proxies and guests of the company may attend the annual meeting. Stockholders will not be able to attend the annual meeting in person at a physical location. In order to attend the virtual meeting, stockholders will need to pre-register at www.proxyvote.com by 10:00 AM Central Time on October 13, 2026. Please see “How may I participate in the virtual annual meeting?” in the accompanying proxy statement for instructions about how to pre-register. Once pre-registered, stockholders as of September 2, 2026 will be able to attend the virtual annual meeting by visiting the link noted above, where such stockholders will be able to listen to the meeting live, submit questions, and vote.

How may I participate in the virtual Annual Meeting

The annual meeting will be conducted completely online via the Internet. You may only participate in the virtual annual meeting by registering in advance at www.proxyvote.com prior to the deadline of 10:00 AM Central Time on October 13, 2026. Please have your universal WHITE PROXY CARD, voting instruction form, or other communication containing your control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank, trustee or other nominee to vote during the annual meeting. Upon completing registration, stockholders will receive a confirmation email with a link and instructions for accessing the annual meeting.

We encourage you to access the annual meeting before the start time of 10:00 AM Central Time on October 14, 2026. Please allow ample time for online check-in, which will begin at 9:45 AM Central Time on October 14, 2026. Stockholders of record who participate in the virtual annual meeting by way of the website above or the link provided following registration will be considered to have attended the meeting “in person,” as such term is used in this proxy statement, including for purposes of determining a quorum and counting votes.

How can I vote my shares and participate at the Annual Meeting?

The Annual Meeting will be held entirely online. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/EMPD2026. To participate in the Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting in accordance with the instructions from your broker, bank or other nominee. However, even if you plan to attend the Annual Meeting online, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

If you are the stockholder of record, you may vote by one of the following four methods:

•	Online at the Annual Meeting;

•	Via the Internet;

•	By telephone; or

•	By mail.

Voting over the Internet: If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 P.M., Eastern Time, October 13, 2026 (the day before the Annual Meeting). Visit www.proxyvote.com and have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Voting by Telephone: If you are a stockholder of record, you may call 1-800-690-6903, toll-free in the United States, U.S. territories and Canada, and use any touch-tone telephone to transmit your vote up until 11:59 P.M., Eastern Time, October 13, 2026 (the day before the Annual Meeting). Have your proxy card in hand when you call and then follow the instructions.

If you hold your shares in “street name,” that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

Voting by mail: If you elect to vote by mail and you requested and received a printed set of proxy materials, you may mark, sign, date and mail the proxy card you received from us in the return envelope. If you did not receive a printed proxy card and wish to vote by mail, you may do so by requesting a paper copy of the proxy materials (as described below), which will include a proxy card.

Whichever method of voting you use, the proxies identified on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card properly voted and returned through available channels without giving specific voting instructions, the proxies will vote the shares as recommended by our Board.

If you own your shares in “street name,” that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive the proxy materials. If you own your shares in this manner, you cannot vote at the Annual Meeting unless you receive a proxy to do so from the broker or the nominee.

How may I revoke or change my vote?

If you are the record owner of your shares, and you completed and submitted a proxy card, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	submitting a new proxy card with a later date;

•	delivering written notice to our Corporate Secretary on or before 10:00 A.M. Central Time on October 14, 2026 (the Annual Meeting date and time), stating that you are revoking your proxy;

•	attending the Annual Meeting and voting your shares online; or

•	if you are a record owner of your shares and you submitted your proxy by telephone or via the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.

Please note that attendance at the Annual Meeting will not, in itself, constitute revocation of your proxy.

If you own your shares in “street name,” you may revoke your voting instructions by informing the bank, broker or other holder of record in accordance with that entity’s procedures.

Are there any rights of appraisal?

The Board is not proposing any action for which the laws of the State of Delaware, our Amended and Restated Certificate of Incorporation (as amended) or our Bylaws provide a right of a stockholder to obtain appraisal of, or payment for such stockholder’s shares.

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Where do I find the voting results of the Annual Meeting?

The voting results will be disclosed in a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Annual Meeting.

How can I obtain the Company’s corporate governance information?

Our corporate governance information is available on our website at www.emperydigital.com under “Investors—Governance.” Our stockholders may also obtain written copies at no cost by writing to us at Empery Digital Inc., 2512 W Pecan St., Suite 230, Pflugerville, Texas 78660, Attention: Corporate Secretary, or by calling (512) 400-4271.

How do I request electronic or printed copies of this and future proxy materials?

You may request and consent to delivery of electronic or printed copies of this and future proxy statements, annual reports and other stockholder communications by:

•	visiting www.proxyvote.com;

•	calling (877) 839-1065, toll-free in the United States and Canada; or

•	sending an email to info@okapipartners.com with “Proxy Materials Empery Digital Inc.” in the subject line. Please include your full name and address.

When requesting copies of proxy materials and other stockholder communications, you should have available the control number located on the white proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

You may also obtain documents incorporated by reference into this document by requesting them in writing or by telephone from Okapi Partners LLC, the Company’s proxy solicitor, at the following address and telephone numbers:

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1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (877) 839-1065

E-mail: info@okapipartners.com

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PROPOSAL 1: ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

Our Board has unanimously approved the nomination of Ryan Lane ("Mr. Lane"), John Kim, Ian Read, Matthew Homer, Jonathan Foster, Orn Olason, Adrian Solgaard, Rohan Chauhan and E. Taylor Robertson for election as directors to serve until the 2027 Annual Meeting of Stockholders and until their successors are elected and have qualified. No current director has any family relationship with any executive officer or any of our other directors or director nominees.

Information about the principal occupations, business experience and qualifications of each of our director nominees is provided below under the heading “Qualifications of 2026 Director Nominees and Continuing Directors.” In addition, each of the Company’s director nominees, together with certain of the Company’s executive officers, is a “participant” in the Company’s solicitation of proxies in connection with the Annual Meeting. Information about the participants, including their beneficial ownership of the Company’s securities, is set forth in Annex A to this Proxy Statement.

We urge you to vote only on the Company’s proxy card and disregard proxy materials (including the gold proxy card) distributed by ATG Capital. As you may be aware, on February 26, 2026, ATG Capital submitted materials to the Company purporting to provide notice (the “Purported Nomination Notice”) of ATG Capital’s intent to nominate nine (9) individuals for election to our Board at the Annual Meeting. After reviewing the Purported Nomination Notice, the Board determined that it failed to comply with the advance notice provisions under the Company’s Bylaws and applicable law, and, as a result, determined ATG Capital’s nominations to be invalid. On March 26, 2026, the Company notified ATG Capital of this rejection. On April 2, 2026, ATG Capital filed a verified complaint in the Court of Chancery of the State of Delaware. The complaint brought claims for, among other things, declaratory and injunctive relief, asserting that ATG Capital’s nomination of director candidates in the Purported Nomination Notice was valid.

We believe that ATG Capital’s purported nomination cannot properly be brought before the Annual Meeting and, unless ordered to do so by a court of competent jurisdiction (a “Valid Court Order”), the Company will not recognize or tabulate any proxies or votes in favor of ATG Capital’s purported nominees at the Annual Meeting. As a result of the foregoing, the proxy card accompanying this proxy statement does not include the names of ATG Capital’s purported nominees on a “universal proxy card.”

OUR BOARD URGES YOU TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF ATG CAPITAL, AND NOT TO SIGN, RETURN, OR VOTE THE GOLD PROXY CARD SENT TO YOU BY OR ON BEHALF OF ATG CAPITAL. ABSENT A VALID COURT ORDER, THE COMPANY WILL DISREGARD VOTES ON THE GOLD PROXY CARD.

In the event a Valid Court Order is issued, the Company will amend this proxy statement and furnish to stockholders a new proxy card which will include ATG Capital’s director nominees, and the Company will provide stockholders with sufficient time to receive such proxy materials and cast their votes on such new proxy card prior to the Annual Meeting (or any postponement or adjournment thereof).

In addition, if a Valid Court Order is issued, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. Accordingly, if you vote on the Company’s proxy card accompanying this proxy statement and a Valid Court Order is issued, your votes will not be recognized or tabulated, and you will have to vote again on the new proxy card for your vote to be counted.

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Background of the Solicitation

The following summary details the significant contacts and communications between the Company, on the one hand, and ATG Capital and Tice P. Brown ("Mr. Brown"), on the other hand, in connection with ATG Capital's rapid accumulation of common stock, ATG Capital's demand for Board representation and replacing every Board member, ATG Capital's and Mr. Brown's purported nominations, and related litigation. This summary does not purport to catalogue every conversation of, or among, members of the Board, the Company's management, the Company's advisors and representatives of ATG Capital, Mr. Brown and their respective advisors relating to ATG Capital's solicitation.

On January 6, 2026, Mr. Brown e-mailed Mr. Lane requesting information about the Company’s share repurchase program, including reasons why the repurchases had not continued and when stockholders could expect the repurchases to resume. Mr. Brown suggested sales of the Company’s bitcoin assets to fund repurchases. Mr. Lane responded by providing a press release dated December 5, 2025 regarding share repurchases. Mr. Brown responded to Mr. Lane’s e-mail by continuing to advocate for a sale of bitcoin to fund repurchases of the Company’s stock.

On January 23, 2026, Mr. Brown filed a Schedule 13G with the SEC disclosing beneficial ownership representing approximately 9.7% of the Company's outstanding common stock, including shares held by Woodmont Investing LLC ("Woodmont"), a single-member LLC wholly owned by Mr. Brown, representing approximately 8.1% of the Company's outstanding common stock. Mr. Brown's filing indicated that Mr. Brown and Woodmont had accumulated a significant position in the Company by at least December 2025. Mr. Brown also e-mailed Mr. Lane and Tim Silver ("Mr. Silver") inviting them to lunch the following week.

On January 26, 2026, only three days after Mr. Brown's Schedule 13G filing, ATG Capital filed a Schedule 13D with the SEC disclosing aggregate beneficial ownership of approximately 5.6% of the Company's outstanding common stock.

On January 28, 2026, only two days after its initial Schedule 13D filing, ATG Capital filed an amendment to its Schedule 13D disclosing aggregate beneficial ownership of approximately 10.4% of the Company's outstanding common stock. That evening, ATG Capital requested the Company's form of director questionnaire, indicating that ATG Capital was already preparing to pursue a board nomination process shortly after first disclosing its investment. The Company provided the requested materials the following day.

On January 28, 2026, Mr. Brown and his associate met with Company management at the Company’s offices and disclosed that he has been in contact with other investors, including Gabriel D. Gliksberg ("Mr. Gliksberg"). During the course of the meeting, Mr. Brown demanded that the Company liquidate its bitcoin holdings.

On the morning of February 3, 2026, in response to ATG Capital's rapid and significant accumulation of common stock without any attempt to contact the Company privately or any public statement, regarding its intentions, the Company announced the Board's adoption of a limited-duration stockholder rights plan (the "Stockholder Rights Plan"), which was adopted to protect the Board’s ability to act in the best interests of all stockholders by providing the Board and management sufficient time to make informed decisions and reducing the likelihood that any person or group could gain control of the Company through open-market or private accumulation of shares without appropriately compensating all stockholders for such control. The Stockholder Rights Plan had an initial expiration date of February 2, 2027 and provided that the rights would become exercisable if any person or group acquired beneficial ownership of 12.5% or more of the Company’s outstanding common stock, or 20% or more in the case of certain passive investors.

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On the evening of February 3, 2026, after the Company announced the Stockholder Rights Plan earlier that day, Mr. Brown filed a Schedule 13D with the SEC disclosing beneficial ownership of 3,276,997 shares of the Company's common stock, representing approximately 9.0% of the Company's outstanding common stock, including 2,741,997 shares held by Woodmont, representing approximately 7.5% of the Company's outstanding common stock. The filing confirmed that another significant stockholder had accumulated a meaningful position in the Company while ATG Capital was rapidly increasing its holdings. Prior to filing the Schedule 13D, Mr. Brown, through counsel, sent a letter to the Board, calling for the immediate resignation of Mr. Lane and entire Board, and for the Company to immediately liquidate its bitcoin holdings, among making other personal allegations towards Mr. Lane and the Board members regarding his January 28, 2026 meeting at the Company.

On February 4, 2026, ATG Capital filed a second amendment to its Schedule 13D disclosing aggregate beneficial ownership of approximately 12.3% of the Company's outstanding common stock, just below the 12.5% triggering threshold under the Stockholder Rights Plan.

On February 5, 2026, counsel to ATG Capital contacted counsel to the Company requesting a call to discuss ATG Capital's views regarding the Company. At that time, ATG Capital had not engaged directly with the Company's directors or executive officers regarding any specific business plan, operating thesis or alternative strategy for the Company.

On February 6, 2026, counsel to ATG Capital and counsel to the Company held a conference call. During that call, counsel to ATG Capital asserted ATG Capital's view that material change to the composition of the Board was needed based on the Company's stock price performance. The Company listened to ATG Capital's views and remained open to constructive engagement, as it does with all stockholders.

On February 12, 2026, counsel to the Company contacted counsel to ATG Capital to schedule a follow-up call. During that call, counsel to the Company conveyed that the Board did not believe changes to the Board's composition were warranted and invited ATG Capital to provide feedback on the Company's share repurchase program and capital allocation strategy.

On February 23, 2026, Mr. Brown filed an amendment to his Schedule 13D that included a public letter to the Board demanding the resignation of Mr. Lane, the immediate replacement of the entire Board and the liquidation of the Company.

On February 24, 2026, the Company issued a press release responding to Mr. Brown’s letter to the Board. The Company noted that Mr. Brown had intimated an interest in having his shares repurchased by the Company, but had demanded a significant premium to the Company’s net asset value.

Also on February 24, 2026, Mr. Brown requested the Company’s form of director questionnaire and related nomination materials.

On February 25, 2026, ATG Capital filed a third amendment to its Schedule 13D disclosing aggregate beneficial ownership of approximately 13.7% of the Company’s outstanding common stock.

On February 26, 2026, after limited counsel-level engagement with the Company and without having attempted to directly contact or engage with the Company's directors or executive officers, ATG Capital delivered to the Company a purported notice of stockholder nominations (the “ATG Nomination Notice”), in which ATG Capital purported to nominate nine candidates for election to the Board at the 2026 Annual Meeting. Through the ATG Nomination Notice, ATG Capital sought to replace the entire Board and fill the then-existing Board vacancy.

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Also on February 26, 2026, Mr. Brown delivered a mostly handwritten purported notice of nomination to the Company (the “Brown Nomination Notice,” together with the ATG Nomination Notice, the “Stockholder Nomination Notices”), in which he purported to nominate himself for election to the Board at the 2026 Annual Meeting.

On February 27, 2026, Mr. Brown filed a second amendment to his Schedule 13D disclosing beneficial ownership of approximately 10.4% of the Company’s outstanding common stock, including approximately 8.8% of the Company’s outstanding common stock held by Woodmont.

On March 2, 2026, the Company publicly confirmed that it had received two separate notices of nomination, one from ATG Capital and one from Mr. Brown, in connection with the 2026 Annual Meeting. The same day, ATG Capital filed a fourth amendment to its Schedule 13D disclosing delivery of the ATG Nomination Notice to the Company.

On March 9, 2026, ATG Capital filed a fifth amendment to its Schedule 13D disclosing aggregate beneficial ownership of approximately 14.7% of the Company's outstanding common stock.

On March 18, 2026, Mr. Brown filed a third amendment to his Schedule 13D disclosing beneficial ownership of approximately 11.5% of the Company's outstanding common stock, including approximately 9.5% of the Company's outstanding common stock held by Woodmont.

On March 23, 2026, ATG Capital filed its preliminary proxy statement with the SEC (the “ATG Preliminary Proxy Statement”). The ATG Preliminary Proxy Statement described a broad range of potential actions that ATG Capital's purported nominees might undertake if elected to the Board at the Annual Meeting, including a dividend, share repurchase or tender offer at or close to net asset value. The ATG Preliminary Proxy Statement and the revised preliminary proxy statement filed by ATG Capital on April 1, 2026 also disclosed that ATG Capital's purported nominees might consider selling some or all of the Company's assets and returning capital to stockholders if they deemed the Company's expense structure too high. None of these possible actions were disclosed in the ATG Nomination Notice.

On March 25, 2026, ATG Capital delivered a purported supplement to the ATG Nomination Notice to update and supplement certain information contained in the ATG Nomination Notice.

On March 26, 2026, the Nominating and Corporate Governance Committee of the Board reviewed the Stockholder Nomination Notices in accordance with the Company's Amended and Restated Bylaws (the "Bylaws") and with the assistance of legal counsel. Later that day, following the Board’s review and discussion of the recommendation of Board, counsel to the Company sent a letter to counsel to ATG Capital and a letter to Mr. Brown notifying each of them that the Board had determined that the applicable purported Stockholder Nomination Notice failed to comply with the Company's advance notice bylaws and was therefore invalid. Among other deficiencies, the rejection letters cited inaccurate and incomplete biographical disclosures and indicia of coordination between ATG Capital and Mr. Brown in connection with the proxy solicitation and failure to disclose substantial short positions in bitcoin. The Company further noted that, by delivering their respective Stockholder Nomination Notices at the very end of the nomination window, ATG Capital and Mr. Brown left the Board with insufficient time to review the notices and deprived stockholders of an opportunity to have the identified deficiencies cured.

Also on March 26, 2026, ATG Capital delivered a demand to inspect certain stockholder list materials and related information pursuant to Section 220 of the Delaware General Corporation Law.

On March 27, 2026, the Company publicly announced that the Board had determined that each of the Stockholder Nomination Notices was invalid and misleading and that, as a result, neither ATG Capital nor Mr. Brown was entitled to nominate any candidates for election to the Board at the 2026 Annual Meeting and the Company would disregard their purported nominations.

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On March 29, 2026, counsel to ATG Capital sent a letter to counsel to the Company disputing the Company's determination regarding the ATG Nomination Notice and demanding that the Company withdraw its rejection letter.

On April 2, 2026, ATG Capital Opportunities Fund LP filed a verified complaint in the Court of Chancery of the State of Delaware (the “Chancery Court”) captioned ATG Capital Opp. Fund LP v. Lane, C.A. No. 2026-0447-LWW, against certain members of the Board and the Company, as nominal defendant, seeking declaratory and injunctive relief in connection with ATG Capital's purported nominations and certain actions taken by the Board in the exercise of its fiduciary duties (the "Action"). The Action challenges, among other things, the Board's good faith rejection of the ATG Nomination Notice, the Company's March 2026 equity offering (the "March Equity Offering") and the adoption of the Stockholder Rights Plan. The complaint alleges that the Board improperly rejected ATG Capital's purported director nominees; that the March Equity Offering was improperly dilutive and involved a stockholder ATG Capital alleges is aligned with the Board; and that the Board improperly adopted the Stockholder Rights Plan in response to ATG Capital's rapid accumulation of common stock. The complaint seeks, among other relief, an order declaring that the defendants breached their fiduciary duties, undoing the Company's rejection of the ATG Nomination Notice so that ATG Capital's nominees may be included on the ballot for potential election at the 2026 Annual Meeting, prohibiting shares issued in the March Equity Offering from being voted for directors at the 2026 Annual Meeting, and awarding damages and other monetary relief for alleged harm caused by the March Equity Offering, together with pre-judgment and post-judgment interest. The trial concluded on August 5, 2026 and final closing briefs were due on August 14, 2026 and a post-trial hearing was conducted on August 19, 2026. It is expected that the Chancery Court will render a decision by the end of August 2026.

On April 6, 2026, ATG Capital filed an amendment to its Schedule 13D and additional soliciting materials with the SEC disclosing the filing of the Action.

On April 27, 2026, Mr. Brown filed a fourth amendment to his Schedule 13D disclosing that, while he continued to dispute the validity of the Company's rejection of the Brown Nomination Notice and did not concede the validity of such rejection, he had determined not to proceed at that time with his purported nomination for election at the 2026 Annual Meeting.

On May 8, 2026, after the Board had already determined that the ATG Nomination Notice was invalid and after ATG Capital had initiated the Action challenging the Board's determination, counsel to ATG Capital sent the Company an additional supplement to the questionnaires for certain of ATG Capital’s purported nominees.

On May 27, 2026, the Company announced that the Annual Meeting, which had originally been scheduled to be held on July 29, 2026, had been postponed, and that the Annual Meeting would instead be held on October 14, 2026.

On June 3, 2026, after the Board had already determined that the ATG Nomination Notice was invalid and after ATG Capital had initiated the Action challenging the Board's determination, ATG Capital delivered to the Company a further supplement to the questionnaires for certain of ATG Capital's purported nominees. The further supplement purported to update the questionnaires to reflect that Evan Ratner had turned 41 on May 27, 2026 and that Mr. Gliksberg would, effective June 10, 2026, be 39 years old. In the same submission, ATG Capital stated that it was providing the supplement in connection with a questionnaire requirement to update the Company regarding changes to information included in the questionnaires, while also purporting to reserve its right to challenge the legality, validity or binding nature of such requirement. The June 3 supplement did not alter the Board's determination that the ATG Nomination Notice failed to comply with the Bylaws and was invalid.

On July 6, 2026, the Board terminated the Stockholder Rights Plan, effective as of the close of business on that date, in advance of its scheduled February 2, 2027 expiration.

On July 20, 2026, ATG Capital filed a supplemental complaint to the Action alleging the Board breached their fiduciary duty by failing to reopen the nomination window after the Company announced a strategic partnership on June 30, 2026 with Hunt Properties, Inc. to originate, evaluate and acquire powered land with secured tenants suitable for artificial intelligence and high-performance computing data center development.

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On July 31, ATG Capital delivered a fourth purported supplement to the ATG Nomination Notice to update and supplement certain information contained in the ATG Nomination Notice regarding its purported nominees.

On August 4, 2026, the Company filed its preliminary proxy statement with the SEC. The Board recommends that stockholders vote "FOR" the election of the nine (9) Company's nominees on the Company's proxy card and disregard any proxy materials furnished by ATG Capital. As of the filing of this preliminary proxy statement, unless there is a Valid Court Order, the presiding officer at the Annual Meeting will disregard ATG Capital’s purported nominations in accordance with the Bylaws, and any votes or ballots cast for any of ATG Capital's purported nominees will be void and of no force or effect. Nevertheless, shareholders may receive proxy solicitation materials from ATG Capital purporting to solicit proxies in favor of its nominees.

Vote Required and Recommendation of the Board of Directors

Directors are elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Votes of “WITHHOLD” and broker non-votes have no legal effect on the election of directors due to the fact that such elections are by a plurality. Abstentions will have no effect on the outcome of this proposal.

The Board unanimously recommends that stockholders vote “FOR” each director nominee.

Qualifications of 2026 Director Nominees and Continuing Directors

Ryan Lane Co-Chief Executive Officer Chairman Age: 48 Director Since: 2025 Committees: None

Mr. Lane joined our Board as Chairman in July 2025 and became our Co-Chief Executive Officer on July 17, 2025, responsible for implementing our digital asset treasury strategy. Mr. Lane founded Empery Asset Management, LP in July 2008 and has served as a principal and managing member since this time. Mr. Lane, along with his firm, has negotiated and invested in thousands of publicly listed companies since 2008. Mr. Lane’s deep expertise across capital structure and capital markets allows him to design and negotiate bespoke structural solutions for companies across a wide range of industries. Mr. Lane received a Bachelor’s Degree in Finance and Accounting from Franklin & Marshall College in 2000. We believe that Mr. Lane’s extensive experience in capital structure, capital markets and negotiations provide him with a unique set of qualifications to serve as a director.

John Kim Co-Chief Executive Officer Age: 56 Director Since: 2021 Committees: None

Mr. Kim joined our Board in July 2021 and became our Chief Executive Officer and President on February 3, 2024. Mr. Kim served on our Audit Committee, Compensation Committee and our Nominating and Governance Committee until January 28, 2024, prior to his appointment as our CEO. On July 17, 2025, Mr. Kim became Co-Chief Executive Officer and is responsible for our vehicle development and vendor manufacturing relationships. Mr. Kim is a serial entrepreneur and product designer and is currently a private investor. Mr. Kim was the Chief Executive Officer and founder of Super73 Inc, one of the world’s leading electric bicycle companies from 2012 until 2019. In 2003, Mr. Kim founded U-Life, an internet enabled home appliance company in South Korea, which was acquired by LG in 2006. Before his career as an entrepreneur, Mr. Kim was the principal designer for Yahoo Search, a car designer at Honda, and a former U.S. Army paratrooper. Mr. Kim received a Master’s Degree in Design from Stanford University in 2001. We believe that Mr. Kim’s experience in the electric bicycle industry and his extensive product design experience provide him with the qualifications to serve as a director.

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Ian Read Age: 73 Director Since: 2025 Committees: · Audit (beginning August 2025) · Compensation (beginning August 2025) · Nominating and Governance (Chair) (beginning August 2025)

Mr. Read joined our Board in July 2025 and has served on the Audit, Compensation and Nominating and Governance Committees since August 2025. Mr. Read brings more than 40 years senior management and governance experience holding a variety of executive and board positions. Mr. Read has served as a senior operating executive for The Carlyle Group’s Global Healthcare Group since June 2020. Mr. Read previously served as Chief Executive Officer of Pfizer, Inc from 2010 to 2018, including as Executive Chairman of the Board of Directors in 2019, Lead Director of Kimberly Clark and Board Member from 2007 to 2022, Chairman of the Board of DXC Technologies from 2019 to 2023, and Board Member of Viatris Inc. from 2020 to 2022. Mr. Read holds a Bachelor of Science Degree from Imperial College with a focus on Chemical Engineering. We believe that Mr. Read’s public company experience as an executive officer and e a director along with his strong track record of corporate governance, informed by his extensive board experience provides him with the qualifications to serve as a director.

Matthew Homer Age: 43 Director Since: 2025 Committees: · Audit (Chair) (beginning August 2025) · Compensation (beginning August 2025) · Nominating and Governance (beginning August 2025)

Mr. Homer joined our Board in July 2025 and has served on the Audit, Compensation and Nominating and Governance Committees since August 2025. Mr. Homer brings more than 15 years of financial services, digital asset, and regulatory experience, including as General Partner of venture capital firm The Venture Dept. since January 2023, as Operating Partner and Limited Partner Advisor of Nyca Partners since June 2021, a member of the Board of Managers of Gemini Trust Company since April 2022, a member of the Board of Managers of Standard Custody & Trust Company since September 2022, and Executive Deputy Superintendent of Research & Innovation of the New York State Department of Financial Services from September 2019 to June 2021. Mr. Homer received a Master of Public Policy from Harvard Kennedy School in 2010 and a B.A. in Economics, magna cum laude, from the University of Utah in 2007. We believe that Mr. Homer’s digital asset, financial services, and regulatory experience qualifies him to serve as a director.

Jonathan Foster Age: 62 Director Since: 2021 Committees: · Audit · Compensation (Chair) · Nominating and Governance

Mr. Foster joined our Board in June 2021. Mr. Foster has served as the Chief Financial Officer and Executive Vice President for Moleculin Biotech, Inc. since August 2016. Mr. Foster brings more than 40 years of financial experience, including through holding a variety of executive and senior financial positions with public, private, start-up to large corporate and international companies. Mr. Foster serves on the Board of Directors of Autonomix Medical, Inc. (AMIX), a medical device company listed on Nasdaq, since January 2022. From February 2012 to August 2016, Mr. Foster served as Chief Financial Officer and Executive Vice President of InfuSystem Holdings, Inc., a national provider of infusion pumps and related services to the healthcare industry. From May 2011 to January 2012, Mr. Foster served as a consultant to the Chief Financial Officer of LSG Sky Chefs, USA, Inc., a subsidiary of Deutsche Lufthansa AG. Mr. Foster served on the board of Financial Institutions for the State of South Carolina from 2006 to 2012, and from June 2018 until December 2021 when the company was acquired, Mr. Foster served on the board of directors of Soliton, Inc., a medical device company focused on developing new technology for use in aesthetics, where he was the chair of the Strategic Alternative, Audit Committee and Compensation Committee, and previously served as chair of the Nominating & Governance Committees. Prior to May 2011, Mr. Foster served in lead financial roles with a private manufacturer of hardware and in manufacturing divisions of Schlumberger, Ltd. He began his career with Deloitte in Charlotte and Atlanta. Mr. Foster is a Certified Public Accountant (South Carolina) and holds the designation of Chartered Global Management Accountant from the American Institute of Certified Public Accountants. He received his Bachelor of Science in Accounting from Clemson University in 1985. We believe that Mr. Foster’s public company experience as an executive officer and director and his extensive accounting experience provide him with the qualifications to serve as a director.

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Adrian Solgaard Age: 40 Director Since: 2024 Committees: · Audit (July 2024 until February 2025) · Compensation (July 2024 until August 2025)

Mr. Solgaard joined our Board in July 2024. Mr. Solgaard has served as the CEO and Founder of sustainable travel goods and accessories brand, Solgaard Design since March 2016. A serial entrepreneur and seasoned startup founder and CEO, Mr. Solgaard has successfully launched, designed and brought to market an innovative range of sustainable travel and lifestyle consumer products and accessories. A thought leader in the sustainable product design and entrepreneurship industries, Adrian has been featured across various high-profile media outlets, including Entrepreneur, Forbes, Good Morning America, LinkedIn News, Sky News International, and The Los Angeles Times. We believe that Mr. Solgaard’s experience as a CEO, entrepreneur and extensive strategy execution provides him with the qualifications to serve as a director

Orn Olason Age: 55 Director Since: 2024 Committees: · Nominating and Governance (until August 2025) · Audit (February 2025 to August 2025)

Mr. Olason joined our Board in December 2024. Mr. Olason has served as the co-founder and executive director of THANK YOU®, a creative studio with global clients and projects that span product design, creative ventures, brand identity and strategic vision, since January 2006. Mr. Olason brings a big-vision perspective and an ability to distill complex business and customer challenges into original, relatable, holistic concepts. Mr. Olason is also the co-founder of Girls are Awesome, a platform and brand dedicated to creating a larger and more diverse female representation in society, and of Copenhagen Distillery in 2015 . We believe that Mr. Olason’s experience as the founder and executive director of a global brand focused on strategic innovation and experience overseeing complex operations across geographic regions provides him with the qualifications to serve as a director.

Rohan Chauhan Age: 38 Director Since: 2025 Committees: None

Mr. Chauhan joined our Board in July 2025. Mr. Chauhan has been the President of Cubist, Inc. since January 2026, a company that develops cross-chain infrastructure for programmable money, tokenized assets, and on chain finance to power digital asset operations with the rigor and accountability of modern finance. From September 2024 until December 2025, Mr. Chauhan was the Director of Strategy at Gemini, and the CEO & Chairman of Gemini Titan. From July 2022 until January 2025, Mr. Chauhan was a senior member of the business development team at Hudson River Trading. From March 2018 until July 2022, Mr. Chauhan was a trader at GIC (Singapore’s sovereign wealth fund). Mr. Chauhan holds B.E. and M.E. degrees in Engineering from The Cooper Union and is a CFA charter holder. We believe that Mr. Chauhan’s extensive digital asset and investment experience qualifies him to serve as a director.

E. Taylor Robertson Age: 48 Director Nominee

Mr. Robertson has been nominated by the Board, upon the recommendation of the Nominating and Corporate Governance Committee, to stand for election as Director Nominee at the Annual Meeting. Mr. Robertson has served as the General Counsel and Executive Vice President of Cardinal Data Power, Inc., a behind-the-meter data center development company, since August 2026. Prior to this, he served as the Founding Partner of Robertson & Robertson Law Group, PLLC from December 2016 until August 2026, in which role he provided legal and business counsel to clients in a range of industries, including technology, financial services, oil &gas/energy and manufacturing businesses. Mr. Robertson has practiced as a corporate and transactional attorney for over 20 years, including as in-house counsel at IBM (Nasdaq: IBM) earlier in his career. Mr. Robertson holds a Bachelor’s Degree in International Trade & Finance from Louisiana State University, a Juris Doctor from the Paul M. Hebert Law Center at Louisiana State University. We believe that Mr. Robertson’s extensive experience as corporate counsel to a range of businesses, both in-house and in private practice, and his experience as an executive officer at Cardinal Data Power, Inc. provide him with the qualifications to serve as a director.

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EXECUTIVE OFFICERS WHO ARE NOT SERVING AS DIRECTORS

Below is information regarding our current executive officers who are not a director of the Company, including their title, age and brief biography describing their business experience. These executive officers have no family relationship with any other executive officer or any of our current directors.

Name and Position	Age	Business Experience
Greg Endo Chief Financial Officer and Executive Vice-President	61

Mr. Endo has served as our Chief Financial Officer (“CFO”) and Executive Vice-President since June 7, 2021. Prior to joining Empery Digital, Mr. Endo worked for over 26 years at Deloitte & Touche LLP. From August 1994 until his retirement in September 2020, Mr. Endo was an audit and advisory partner, advising public and private companies in the manufacturing, technology, and real estate industries. He has assisted clients with merger and acquisition transactions, equity and debt financings, IT implementations and business process design and controls. From January 2021 to May 2021, Mr. Endo served as a consultant providing audit-related services to Marcum LLP and Marcum Bernstein & Pinchuk LLP. Mr. Endo is a certified public accountant in Texas. Mr. Endo has a Bachelor’s Degree in Business Administration and a Master in Professional Accounting, both from the University of Texas at Austin and is a U.S. Army and Texas National Guard veteran.

Timothy Silver Chief Operating Officer	38

Mr. Silver has served as our Chief Operating Officer since July 2025. Mr. Silver has served as a portfolio manager at Empery Asset Management, LP since May 2021 and was previously an associate at Lazard from August 2018 to April 2021. Mr. Silver is a capital markets expert with extensive experience executing direct financings across the capital structure and establishing systems and processes for reliable fund management. Mr. Silver received a BA in Mathematical Economics from Colgate University in May 2010 and an MBA from Columbia University in May 2018. Mr. Silver is a CFA charter holder.

Brett Director Vice President – Legal	56

Mr. Director has served as our Vice President – Legal since July 2025. Mr. Director has served as General Counsel and Chief Compliance Officer at Empery Asset Management, LP since October 2014, prior to which he practiced as a Special Counsel at Schulte Roth & Zabel LLP since 1998. Mr. Director has three decades of experience focused primarily on structuring, negotiating and documenting capital raising transactions, including the issuance of equity, equity-linked and debt securities in private placements and public offerings. Mr. Director received a BA in Accounting from Franklin & Marshall College in 1990 and a JD from the Syracuse University College of Law in 1995.

Corporate Governance and Board Matters

We are committed to sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. Certain features of our corporate governance practices are provided below.

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Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values. They have and should have broad, relevant experience at the policy-making level in business, banking, real estate or technology. Our directors should be able to understand our business, the broader industry and our long-term strategy. They should be committed to enhancing long-term stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on boards of other companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders. Directors should demonstrate high standards of ethics, integrity and personal character, along with sound business judgment. When considering potential director candidates, our Board also considers the candidate’s character, judgment, diversity, skill set, specific business background and global or international experience in the context of our needs and those of the Board.

Director Independence

Pursuant to Rule 5605(b)(1) of the Nasdaq listing standards, a majority of the members of the Board must be “independent directors” as that term is defined by Nasdaq Rule 5605(a)(2). Our Board has evaluated the independence of its current members based upon the applicable SEC rules and Nasdaq director independence standards. Applying these standards, our Board has affirmatively determined that Messrs. Read, Homer, Foster, Solgaard, and Olason, are “independent directors” under the applicable rules. We have determined that Mr. Lane, Mr. Kim, and Mr. Robertson are not “independent directors” under the applicable rules.

Insider Trading Policy

Our Board has adopted an Insider Trading Policy that applies to all of our directors, executive officers, and employees. The policy attempts to establish standards that will avoid even the appearance of improper conduct on the part of insiders by requiring, among other things, that insiders maintain the confidentiality of information about the Company and to not engage in transactions in the Company’s securities while aware of material nonpublic information. Our Insider Trading Policy is available on our website at www.emperydigital.com under “Investors—Governance—Governance Documents.”

Hedging and Pledging Policy

Hedging Transactions. Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Such transactions may permit a director, officer or employee to continue to own the Company’s securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as the Company’s other shareholders. Therefore, directors, officers and employees are prohibited from engaging in any such transactions, without receiving for approval by the Compliance Officer. Any request for clearance of a hedging or similar arrangement must be submitted to the Compliance Officer at least two weeks prior to the proposed execution of documents evidencing the proposed transaction and must set forth a justification for the proposed transaction.

Margin Accounts and Pledged Securities. Securities held in a margin account as collateral for a margin loan may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Similarly, securities pledged (or hypothecated) as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in the Company’s securities, directors, officers and other employees are prohibited from holding the Company’s securities in a margin account or otherwise pledging the Company’s securities as collateral for a loan.

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Leadership Structure

Until July 2025, the roles of the Chair and CEO were filled by separate individuals. Ms. Karin-Joyce Tjon was nominated to serve as Chair beginning in October 2024 and served in this role until July 2025. Mr. John Kim has served as our CEO from February 2024 until July 2025, when he became Co-CEO along with Mr. Lane, who was then appointed as Chairman of the Board. The Board has determined that having a combined Co-CEO and Chairman role is in the best interests of our stockholders at this time. Our Board believes that the Company and our stockholders benefit from Mr. Lane’s extensive knowledge of the Company and its industry and commitment to advancing our mission, strategic objectives and pursuit of long-term stockholder value.

We believe that independent and effective oversight of the Company’s business and affairs is maintained through the composition of the Board, the leadership of our independent directors and Board committees and our governance structures and processes. The Board’s Audit, Compensation and Nominating and Governance Committees are composed solely of independent directors.

Code of Ethics

We have adopted a written Code of Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. This code sets forth certain fundamental ethical principles to which these individuals are expected to adhere and serves as a tool to help our directors, officers and employees understand the high ethical standards required for employment by, or association with, our Company. A copy of our Code of Ethics is available on our website at www.emperydigital.com under “Investors—Governance—Governance Documents”. We expect that any amendments to our Code of Ethics, or any waivers of its requirements, will be disclosed on our website, as well as by any other means required by Nasdaq rules.

Risk Management and Oversight

Our Board oversees our risk management process, which is a company-wide approach to risk management that is carried out day-to-day by our management. Our full Board determines the appropriate risk for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk within their specific area of concern. In particular, the Audit Committee oversees the risks associated with the Company’s financial reporting and internal controls, as well as overall risk management, including with respect to legal and regulatory matters and risks related to information security, cyber security, data privacy and protection and the development or use of artificial intelligence. Each committee reports to our Board of Directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate.

Pursuant to our Board’s instruction, management regularly reports on applicable risks, including cybersecurity risks, to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

Stockholder Communications and Attendance at Annual Meetings

Stockholders may communicate with our Board by contacting the Corporate Secretary, Empery Digital Inc., 2512 W Pecan St., Suite 230, Pflugerville, Texas 78660. All communications will be forwarded directly to the Chairman for consideration.

The Board members are not required to attend our annual meetings of stockholders. However, all directors are encouraged to attend every annual meeting of stockholders as we believe that the annual meetings are an opportunity for stockholders to communicate directly with directors. All of our directors attended last year’s virtual annual meeting of stockholders.

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Committees of the Board of Directors

From the date of our initial public offering, our Board has had three (3) separately designated standing committees to assist with the discharge of its responsibilities. These committees include the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Our Board also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents. Each of these committees operates under a charter that was approved by our Board. The charters of each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are available on our website at www.emperydigital.com under “Investors—Governance—Governance Documents.”

The names of the current members (chairs specifically noted) and highlights of some of the key oversight responsibilities of the Board committees are set forth below.

Audit Committee
Members: ∙ Matthew Homer ∙ Ian Read ∙ Jonathan Foster

Key Oversight Responsibilities:

●   overseeing the compensation and work of and performance by our independent auditor and any other registered public accounting firm performing audit, review or attestation services for us;

●   engaging, retaining and terminating, if necessary, our independent auditor and determining the terms thereof;

●   assessing the qualifications, performance and independence of the independent auditor;

●   pre-approving all audit and permitted non-audit and tax services that may be provided by the independent auditors, and establishing such pre-approval policies and procedures;

●   reviewing and discussing the audit results, including any comments and recommendations of the independent auditor and the responses of management to such recommendations;

●   reviewing and discussing the annual and quarterly financial statements with management and the independent auditor;

●   reviewing the adequacy and effectiveness of internal controls and procedures, including reviewing disclosures about any significant deficiencies or material weaknesses in the design or operation of internal controls;

●   establishing procedures regarding the receipt, retention and treatment of complaints received regarding the accounting, internal accounting controls, or auditing matters and conducting or authorizing investigations into any matters within the scope of the responsibility of the audit committee;

●   overseeing the implementation and administration of the Company’s ethics and compliance functions, including compliance with the Company’s Code of Ethics, reviewing transactions with related persons for potential conflict of interest situations;

●   overseeing the Company’s policies, procedures and practices with respect to risk assessment and management and discussing with management the Company’s material risks, including financial risks and risks related to information security, cyber security and data privacy and protection; and

●   reviewing and discussing with management the integrity of the Company’s information technology systems, processes and data, and related risks.

Meetings in 2025: 4 Took actions through written consent in 2025: 2

✔ All members of the Audit Committee are independent

✔ All members of the Audit Committee are financially literate

✔ Mr. Homer, Mr. Read and Mr. Foster are each considered an “audit committee financial expert” with accounting or related financial management expertise in accordance with the U.S. Securities and Exchange Commission’s (“SEC”) rules and regulations and Nasdaq rules

✔ Mr. Homer and Mr. Read began serving on the Audit Committee in August 2025. Mr. Homer has been serving as Chair since August 2025.

✔ Mr. Foster began serving on the Audit Committee in August 2021.

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Compensation Committee
Members: ∙ Jonathan Foster ∙ Ian Read ∙ Matthew Homer

Key Oversight Responsibilities:

●   reviewing and establishing the Company’s overall compensation strategy, including base salary, incentive compensation and equity-based grants, to provide for appropriate rewards and incentives for the Company’s executive officers;

●   reviewing corporate goals and objectives for the Co-CEOs’ compensation plan, evaluate the Co-CEO’s performance in light of these goals and objectives, and recommending to the Board for determination, the Co-CEOs’ and other executive officers’ compensation level based on this evaluation and the most recent stockholder advisory vote, if any, on executive compensation (“Say on Pay Vote”);

●   reviewing and recommending all elements and amounts of compensation for the executive officers other than the Co-CEOs, including any performance goals applicable to those executive officers and in light of the most recent Say on Pay Vote, if any;

●   reviewing, approving and, when appropriate, recommending to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommending such plans for approval by the stockholders, including the ability to adopt, amend and terminate such plans;

●   reviewing and recommending director compensation levels on the Board, including recommending any changes to the Board;

●   to the extent such disclosure is required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), causing to be prepared a committee report for inclusion in applicable SEC filings;

●   reviewing and approving any employment agreements, severance agreements or change of control agreements that are entered into with the Co-CEOs and certain executive officers;

●   monitoring the Company’s compliance with the Sarbanes-Oxley Act of 2002 relating to loans to directors and officers;

●   reviewing and selecting, to the extent the Committee determines advisable, a peer group for purposes of assessing compensation for executive officers and/or non-employee directors;

●   administering the Company’s clawback policy;

●   reviewing the Company’s strategies, initiatives and programs with respect to the Company’s culture, talent recruitment, development and retention, and employee engagement; and

●   reviewing and recommending the level and form of non-employee director compensation and benefits.

The Compensation Committee may invite such members of management to its meetings as it deems appropriate. However, the Compensation Committee generally meets without members of management present, and in all cases the Company’s Co-CEOs and any other such officers are not present at meetings at which their compensation or performance is discussed or determined.

The Compensation Committee may delegate any of its responsibilities to a subcommittee as it may deem appropriate in its sole discretion.

Neither the Compensation Committee nor the Company engaged a compensation consultant during the 2025 fiscal year to advise on executive officer or director compensation.

Meetings in 2025: 1 Took actions through written consent in 2025: 2

✔ All members of the Compensation Committee are independent

✔ All members of the Compensation Committee qualify as “non-employee” directors within the meaning of Rule 16b-3 under the Exchange Act.

✔ Mr. Foster began serving on the Compensation Committee as Chair in August 2021.

✔ Mr. Read and Mr. Homer began serving on the Compensation Committee in August 2025

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Nominating and Governance Committee

Members:

∙     Ian Read

∙     Matthew Homer

∙     Jonathan Foster

Meetings in 2025: 2
Took actions through written consent in 2025: 1

✔ All members of the Nominating and Governance Committee are independent

✔ Mr. Read and Mr. Homer began serving on the Nominating and Governance Committee in August 2025. Mr. Read has been serving as Chair since August 2025.

✔ Mr. Foster began serving on the Nominating and Governance Committee in August 2021.

Key Oversight Responsibilities:

●   recommending persons for election as directors by the stockholders;

●   recommending persons for appointment as directors to the extent necessary to fill any vacancies or newly created directorships;

●   reviewing annually the skills and characteristics required of directors and each incumbent director’s continued service on the Board;

●   reviewing any stockholder proposals and stockholder nominations for directors;

●   assisting the Board in developing and evaluating potential candidates for senior management positions and overseeing succession planning;

●   advising the Board on the appropriate structure and operations of the Board and its committees;

●   reviewing and recommending standing Board committee assignments;

●   annually reviewing and assessing the adequacy of the corporate governance policies and procedures and the Company’s Code of Ethics and recommending any proposed changes to the Board for approval;

●   making recommendations and policies for the Board regarding corporate governance issues that arise from time to time; and

●   considering and reporting to the Board or the Audit Committee, as applicable, any questions of possible conflicts of interest of Board members.

Selecting and Nominating Director Candidates

In carrying out its functions, the Nominating and Governance Committee develops qualification criteria for all potential nominees for election, including incumbent directors, board nominees and stockholder nominees to be included in the Company’s future proxy statements. These criteria may include the following attributes:

•	adherence to high ethical standards, high standards of integrity and personal character;
•	sufficient educational background, professional experience, business experience, service on other boards of directors and other experience, qualifications, range of viewpoints, attributes and skills that will allow the candidate to serve effectively on the Board and the specific committee for which he or she is being considered;
•	evidence of leadership, sound business judgment and professional acumen;
•	understanding of our business, the broader industry and our long-term strategy;
•	evidence the nominee is well recognized in the community and has a demonstrated record of service to the community;
•	a willingness to abide by any published code of conduct or ethics for the Company and to objectively appraise management performance;
•	the ability and willingness to devote sufficient time to carrying out the duties and responsibilities required of a director; and
•	the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board of Directors that is effective, collegial and responsive to the needs of the Company and the interests of our stockholders.

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The Nominating and Governance Committee also evaluates potential nominees for the Board to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and to determine whether they are “independent” in accordance with applicable SEC and Nasdaq rules (to ensure that, at all times, at least a majority of our directors are independent).

Prior to nominating or, if applicable, recommending an existing director for re-election to the Board, the Nominating and Governance Committee considers and reviews the following attributes with respect to each sitting director:

•	attendance and performance at meetings of the Board and the committees on which such director serves;
•	length of service on the Board;
•	experience, skills and contributions that the sitting director brings to the Board;
•	independence and any conflicts of interest; and
•	any significant change in the director’s status, including with respect to the attributes considered for initial membership on the Board.

Board and Committee Meetings

Our Board held sixteen (16) meetings during fiscal year 2025.

In fiscal year 2025, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which that person served as a director) and (2) the total number of meetings held by all committees of the Board on which that person served (held during the period served).

Beneficial Ownership of Common Stock

The following table sets forth information regarding the beneficial ownership of our common stock as of August 24, 2026:

•	each person or group known by us to own beneficially more than five percent (5%) of the outstanding shares of common stock;
•	each of our directors;
•	each of our NEOs (defined herein); and
•	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities, or has the right to acquire such powers within 60 days through (i) the exercise of any option or warrant, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Empery Digital Inc., 2512 W Pecan St., Suite 230, Pflugerville, Texas 78660.

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Name	Number of Shares Beneficially Owned	Percent of Class Beneficially Owned
Directors and NEOs
Ryan Lane(1)	4,430,345	15.76%
John Kim(2)	202,875	*
Greg Endo(3)	92,150	*
Jonathan P. Foster(4)	20,000	*
Adrian Solgaard(5)	10,000	*
Orn Olason(6)	10,000	*
Ian Read(7)	30,000	*
Matthew Homer(8)	–	*
Rohan Chauhan(9)	–	*
E. Taylor Robertson	–	*
Jordan Davis	–	*
All Directors and Executive Officers as a Group (12 Persons)	5,704,276	16.91%

5% Stockholders:
Highbridge Capital Management, LLC(10)	9,485,652	9.99%
ATG Capital Opportunities Fund LP(11)	4,500,000	16.01%
Tice Brown(12)	3,342,022	11.89%
Empery Asset Management, LP(13)	4,330,345	15.40%
Winklevoss Capital Fund, LLC(14)	2,228,351	7.93%
Weiss Asset Management LP(15)	1,916,928	6.82%
DRW Holdings, LLC(16)	1,886,847	6.71%
Streeterville Capital LLC(17)	1,832,000	6.52%

_____________________

†	Percentages are based on 28,110,111 shares of our common stock outstanding on August 24, 2026.
*	Denotes less than 1%.
(1)	Consists of (i) 100,000 shares of common stock purchased by Mr. Lane in the July 2025 private placements at $10.00 per share, and (ii) 4,330,345 shares of common stock held by funds affiliated with Empery Asset Management, LP (such funds, collectively, the “Empery Funds”). Mr. Lane, in his capacity as the managing member of RML GP Owner, LLC, the managing member of Empery Asset Management LP, may be deemed to have investment discretion and voting power over the shares held by each of the Empery Funds. Please see footnote (13) for information regarding the shares of common stock held by Empery Funds. Mr. Lane disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. In addition, the Empery Funds hold (i) 344,949 fully-vested pre-funded warrants to purchase common stock with an exercise price of $0.00001 per share which expire when fully exercised in accordance with their terms, (ii) 493,751 fully vested warrants to purchase common stock with an exercise price of $16.00 per share (both (iii) and (iv) being issued in the Company’s February 2025 equity offering), and (iii) Series A Warrants issued in November 2023, exercisable for an aggregate of 834 shares of common stock, with an exercise price of $1,856.00 per share and which expire on November 22, 2029 (collectively, the “EAP Warrants”). Each of the EAP Warrants are subject to an irrevocable beneficial ownership blocker whereby the Empery Funds cannot exercise any of the EAP Warrants to the extent that the Empery Asset Management would beneficially own, after any such exercise, more than 4.99% of the Company’s outstanding shares of common stock. Accordingly, none of the EAP Warrants are currently exercisable by the Empery Funds and are therefore not included in the above table. In addition, in connection with his appointment as Co-Chief Executive Officer and Chairman of the Board of Directors of the Company, Mr. Lane was also granted stock options to purchase up to 1,792,812 shares of common stock at an exercise price of $10.00 per share, the exercisability of which are subject to stockholder approval of a new stock plan. The options have a term of 10 years from issuance and will vest in 20% installments based upon the achievement of certain milestones tied to the volume weighted average price (“VWAP”) of the common stock, fully vesting if the VWAP on any trading day reaches $30.00 (the “Applicable Vesting Schedule”). As of June 30, 2026, 80% of the options have been vested.

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(2)	Consists of (i) 22,500 shares of common stock purchased in the July 2025 private placements at $10.00 per share and (ii) 180,375 stock options with an exercise price of $10.00 per share that vested on May 30, 2025. In connection with the July 2025 private placements, Mr. Kim was also granted stock options to purchase up to 1,494,010 shares of common stock at an exercise price of $10.00 per share, the exercisability of which are subject to stockholder approval of a new stock plan. The options have a term of 10 years from issuance and will vest according to the Applicable Vesting Schedule. As of June 30, 2026, 80% of the options have been vested.
(3)	Consists of (i) 20,000 shares of common stock purchased in the July 2025 private placements at $10.00 per share and (ii) 72,150 stock options with an exercise price of $10.00 per share that vested on May 30, 2025. In connection with the July 2025 private placements, Mr. Endo was also granted stock options to purchase up to 747,005 shares of common stock at an exercise price of $10.00 per share, the exercisability of which are subject to stockholder approval of a new stock plan. The options have a term of 10 years from issuance and will vest according to the Applicable Vesting Schedule. As of June 30, 2026, 80% of the options have been vested.
(4)	Consists of 20,000 shares of common stock purchased in the July 2025 private placements at $10.00 per share. In connection with the July 2025 private placements, Mr. Foster was also granted stock options to purchase up to 10,000 shares of common stock at an exercise price of $10.00 per share, the exercisability of which are subject to stockholder approval of a new stock plan. The options have a term of 10 years from issuance and will vest according to the Applicable Vesting Schedule. As of June 30, 2026, 80% of the options have been vested.
(5)	Consists of 10,000 shares of common stock purchased in the July 2025 private placements at $10.00 per share. In connection with the July 2025 private placements, Mr. Solgaard was also granted stock options to purchase up to 10,000 shares of common stock at an exercise price of $10.00 per share, the exercisability of which are subject to stockholder approval of a new stock plan. The options have a term of 10 years from issuance and will vest according to the Applicable Vesting Schedule. As of June 30, 2026, 80% of the options have been vested.
(6)	Consists of 10,000 shares of common stock purchased in the July 2025 private placements at $10.00 per share. In connection with the July 2025 private placements, Mr. Olason was also granted stock options to purchase up to 10,000 shares of common stock at an exercise price of $10.00 per share, the exercisability of which are subject to stockholder approval of a new stock plan. The options have a term of 10 years from issuance and will vest according to the Applicable Vesting Schedule. As of June 30, 2026, 80% of the options have been vested.
(7)	Consists of 30,000 shares of common stock purchased by the Ian Charles Read Revocable Trust (“Trust”) in the July 2025 private placements at $10.00 per share. Mr. Read is the trustee of the Trust and may be deemed to have voting and dispositive power over the shares held by the Trust. In connection with the July 2025 private placements, Mr. Read was granted stock options to purchase up to 298,802 shares of common stock at an exercise price of $10.00 per share, the exercisability of which are subject to stockholder approval of a new stock plan. The options have a term of 10 years from issuance and will vest according to the Applicable Vesting Schedule. As of June 30, 2026, 80% of the options have been vested.
(8)	In connection with the July 2025 private placements, Mr. Homer was granted stock options to purchase up to 298,802 shares of common stock at an exercise price of $10.00 per share, the exercisability of which are subject to stockholder approval of a new stock plan. The options have a term of 10 years from issuance and will vest according to the Applicable Vesting Schedule. As of June 30, 2026, 80% of the options have been vested.
(9)	In connection with the July 2025 private placements, Mr. Chauhan was granted stock options to purchase up to 298,802 shares of common stock at an exercise price of $10.00 per share, the exercisability of which are subject to stockholder approval of a new stock plan. The options have a term of 10 years from issuance and will vest according to the Applicable Vesting Schedule. As of June 30, 2026, 80% of the options have been vested.
(10)	This information is based solely on a Schedule 13G, filed with the SEC on May 15, 2026, by Highbridge Capital Management, LLC (“Highbridge”) to report its beneficial ownership as of March 31, 2026. The number of shares reported herein includes 6,618,016 shares of Common Stock issuable upon exercise of warrants. Highbridge cannot exercise any of the warrants to the extent that it would beneficially own, after any such exercise, more than 9.99% of the outstanding shares of common stock. The percentage set forth herein gives effect to the 9.99% blocker. The table herein sets forth the number of shares of common stock that would be issuable upon the full exercise of the warrants and does not give effect to the 9.99% blocker. Therefore, the actual number of shares of common stock beneficially owned by Highbridge, after giving effect to the 9.99% blocker, is less than the number of securities reported herein. The address of Highbridge is 390 Madison Avenue, 28th Floor, New York, NY 10017
(11)	This information is based solely on a Schedule 13D/A, filed with the SEC on April 6, 2026 by ATG Capital Opportunities Fund LP, ATG Capital Management LP, ATG Capital Management GP LLC and Gabriel Gliksberg. The Schedule 13D/A reports that ATG Capital Opportunities Fund LP directly beneficially owns such shares, over which the other reporting persons may be deemed to have indirect beneficial ownership. The address for such reporting persons is 16690 Collins Avenue, Sunny Isles Beach, FL, 33160.

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(12)	This information is based solely on a Schedule 13D/A, filed with the SEC on April 27, 2026 by Tice Brown. The Schedule 13D/A reports that (i) 268,528 of such shares are directly held by Mr. Brown, (ii) 320,000 of such shares of common stock are held in Tice P. Brown's Roth IRA, over which shares of common stock Mr. Brown has the sole voting and dispositive power, and (iii) 2,753,494 of such shares are held in Woodmont Investing LLC, a single member LLC wholly owned by Mr. Brown, over which shares of common stock Mr. Brown has the sole voting and dispositive power. Includes 680,000 shares underlying stock options. The address for Tice Brown is PO Box 20907, New York, NY, 10009.
(13)	Consists of 4,330,345 shares of common stock directly held by Empery Funds. Empery Asset Management, LP serves as the investment manager to each of the Empery Funds. Mr. Lane is the managing member of RML GP Owner, LLC, the managing member of Empery AM GP, LLC, the general partner of the Empery Asset Management, LP. As discussed in footnote (1) above, Mr. Lane may be deemed to have investment discretion and voting power over the shares held by each of the Empery Funds and disclaims beneficial ownership of such shares except to the extent of his pecuniary interests therein. In addition, the Empery Funds hold (iii) 344,949 fully-vested pre-funded warrants to purchase common stock with an exercise price of $0.00001 per share held by Empery Funds, and (iv) 493,751 fully vested warrants to purchase common stock with an exercise price of $16.00 per share held by Empery Funds (both (iii) and (iv) being issued in the Company’s February 2025 equity offering), and (v) Series A Warrants issued in November 2023, exercisable for an aggregate of 834 shares of common stock, with an exercise price of $1,856.00 per share and which expire on November 22, 2029 (collectively, the “EAP Warrants”). Each of the EAP Warrants are subject to an irrevocable beneficial ownership blocker whereby the Empery Funds cannot exercise any of the EAP Warrants to the extent that the Empery Asset Management would beneficially own, after any such exercise, more than 4.99% of the Company’s outstanding shares of common stock. Accordingly, none of the EAP Warrants are currently exercisable by the Empery Funds and are therefore not included in the above table. The address for Empery Asset Management, LP is 1 Rockefeller Plaza, Suite 1205, New York, New York 10020.
(14)	This information is based solely on a Schedule 13G, filed with the SEC on May 15, 2026 by Winklevoss Capital Fund, LLC (“WCF”), Winklevoss Capital Management, LLC (“WCM”), Tyler Howard Winklevoss, Cameron Howard Winklevoss, and Birch Lane Capital LLC (“Birch Lane”) to report their beneficial ownership as of March 31, 2026. The Schedule 13G reported that Birch Lane directly holds such shares of common stock. WCF is the sole member of Birch Lane, WCM is the manager of WCF, and Tyler Winklevoss and Cameron Winklevoss are the Co-Founders and Principals of WCF, as well as the Managers of the managing entity of WCF, and exercise shared voting and dispositive control over the securities held by Birch Lane. The address for such reporting persons is Farmers Bank Building, 301 N. Market Street, Suite 1463, Wilmington, Delaware 19801.
(15)	This information is based solely on a Schedule 13G, filed with the SEC on May 1, 2026 by Weiss Asset Management LP (“Weiss Asset Management”), WAM GP LLC, and Andrew M Weiss to report their beneficial ownership as of March 31, 2026. The address for such reporting persons is 222 Berkeley St., 16th Floor, Boston, Massachusetts 02116.
(16)	This information is based solely on a Schedule 13G, filed with the SEC on May 1, 2026 by DRW Holdings, LLC, DRW Investments, LLC, and Donald R. Wilson, Jr. to report their beneficial ownership as of March 31, 2026. The address for such reporting persons is 540 West Madison Street, Suite 2500, Chicago, Illinois 60661.
(17)	This information is based solely on a Schedule 13G, filed with the SEC on November 17, 2025 by Streeterville Capital LLC, Streeterville Management LLC, and John M. Fife to report their beneficial ownership as of November 10, 2025. The Schedule 13G reported that such shares of common stock are held directly by Streeterville Capital LLC, over which Streeterville Management LLC, and John M. Fife have indirect beneficial ownership. The address for such reporting persons is 300 East Randolph Street, Suite 40.150, Chicago, IL 60601.

Compensation of Non-Employee Directors

Through July 2025 each non-employee director received an annual fee of $50,000 for being a member of the Board which includes participation on any committee of the Board, paid quarterly, and equity-based compensation equal to $100,000 in the form of stock options or restricted stock units, subject to stockholder approval of an increase in the shares available for the Company’s 2021 Stock Plan. No equity-based compensation was granted in 2025 since the Company did not have sufficient shares available for grant under the Company’s 2021 Stock Plan and, in the place of the equity awards, the Company paid a cash fee in July 2025, which each director used to purchase common stock in the Company’s July 2025 private placements.

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Following July 2025, each non-employee director receives an annual fee of $40,000 for being a member of the Board and an annual fee of $10,000 for each committee of the Board, paid quarterly. In connection with the appointment of Mr. Read, Mr. Homer and Mr. Chauhan as directors, each was also granted stock options to purchase up to 298,802 shares of common stock at an exercise price of $10.00 per share of the Company’s common stock, the exercisability of which are subject to stockholder approval of a 2025 Stock Plan. The options have a term of 10 years from issuance and will vest in accordance with the Applicable Vesting Schedule. As of June 30, 2026, 80% of the options have been vested. Ms. Tjon, Mr. Foster, Mr. Olason and Mr. Solgaard were each granted stock options to purchase up to 10,000 shares of common stock at an exercise price of $10.00 per share of the Company’s common stock, the exercisability of which are subject to stockholder approval of a new stock plan and will vest in accordance with the Applicable Vesting Schedule. As of June 30, 2026, 80% of the options have been vested. If successfully elected as director at the Annual Meeting, Mr. Foster, Solgaard and Olason will each be granted 288,802 stock options with an exercise price of $10.00 per share of the Company’s common stock. The options have a term of 10 years from issuance and will vest in accordance with the Applicable Vesting Schedule. Since stockholder approval has not yet been obtained, these stock options are excluded from the table below. If successfully elected as director at the Annual Meeting, Mr. Robertson, will be granted 298,802 stock options with an exercise price of $10.00 per share of the Company’s common stock. The options have a term of 10 years from issuance and will vest in accordance with the Applicable Vesting Schedule. Since stockholder approval has not yet been obtained, these stock options are excluded from the table below.

The following table sets forth compensation paid or awarded to, or earned by, each of our directors (except for Mr. Lane and Mr. Kim, whose compensation is disclosed under “Executive Compensation—Summary Compensation Table” below) earned during 2025:

Name	Option Awards	Fees earned or paid in cash	Total
Ian Read	$–	$35,000	$35,000
Matthew Homer	$–	$35,000	$35,000
Rohan Chauhan	$–	$20,000	$20,000
Jonathan Foster	$–	$260,000	$260,000
Karin-Joyce Tjon	$–	$235,000	$235,000
Adrian Solgaard	$–	$145,000	$145,000
Orn Olason	$–	$145,000	$145,000

EXECUTIVE COMPENSATION

Our named executive officers named in the Summary Compensation Table (such executive officers are referred to herein as the “Named Executive Officers” or “NEOs”) for 2025 and 2024, which consist of (a) all individuals serving as our principal executive officer during the fiscal year, (b) the Company’s two other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year, and (c) two additional individuals for whom disclosure would have been provided pursuant to the preceding clause (b) but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year, are:

•	Ryan Lane, Co-Chief Executive Officer;
•	John Kim, Co-Chief Executive Officer;
•	Greg Endo, Chief Financial Officer;
•	Jordan Davis, Former Chief Executive Officer

Our Compensation Committee was responsible for determining the compensation of our NEOs. Mr. Davis resigned as the Company’s Chief Executive Officer effective February 2, 2024, and Mr. Kim was appointed the Company’s Chief Executive Officer and President effective February 3, 2024. On July 17, 2025, Mr. Kim and Mr. Lane became Co-Chief Executive Officers (together, the “Co-CEOs”, and each, a “Co-CEO”) of the Company, and Mr. Kim’s title was changed from Chief Executive Officer and President to Co-CEO at that time.

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Summary Compensation Table

The following table presents summary information regarding the total compensation awarded to, earned by and paid to our NEOs for the years ended December 31, 2025 and 2024:

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Nonequity incentive plan compensation ($)	All other compensation ($)	Total ($)
Ryan Lane,	2025	102,260	–	225,000	–	327,260
Co-CEO (3)(4)	2024	–	–	–	–	–

John Kim,	2025	538,670	804,144	225,000	–	1,567,817
Co-CEO (2)(3)(4)	2024	733,333	–	250,000	–	983,333

Greg Endo,	2025	296,250	321,658	150,000	–	767,908
CFO(2)(3)(4)	2024	261,562	–	150,000	–	411,562

Jordan Davis,	2025	–	–	–	–	–
Former CEO(5)	2024	30,201	–	–	15,168	45,369

_____________________

(1)	The amounts shown in this column represent the full grant date fair value of the stock options calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the NEO. The assumptions made in the valuation of the awards to Mr. Kim and Mr. Endo include volatility of 146%, risk free interest rate of 4.25%, expected life of 5.5 years and no dividends. For a summary of the assumptions made in the valuation of the award to Mr. Silver, please see Note 13 to our consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. For further information on Mr. Kim’s and Mr. Endo’s stock options, see “Narrative Disclosure to Summary Compensation Table – Equity Awards”.
(2)	Mr. Kim and Mr. Endo were granted stock options to purchase up to 180,375 and 72,150 shares of common stock, respectively, at an initial exercise price of $4.56 (after adjustment for the 1-for-8 reverse stock split of its common stock on June 11, 2025). These stock options were approved by the stockholders at the Company’s May 30, 2025 annual stockholder meeting. The options have a term of 10 years from issuance and are fully vested. In conjunction with the July 2025 private placements, Mr. Kim and Mr. Endo agreed to change the exercise price to $10.00. No other terms of these options were modified.
(3)	As part of the employment agreements with Mr. Lane, Mr. Kim, and Mr. Endo entered in connection with the July 2025 private placements, each was paid a bonus of $225,000, $225,000 and $150,000, respectively. As part of the employment agreement in effect for Mr. Kim prior to the July 2025 private placements, Mr. Kim was paid a bonus of $250,000 upon completion of the audit of the Company’s 2024 financial statements. As part of the employment agreement in effect for Mr. Endo prior to the July 2025 private placements, Mr. Endo was eligible to be paid a bonus of up to $150,000 (50% of his annual salary), subject to approval by the compensation committee of the Board of Directors (which approval of $150,000 was granted) and was paid upon completion of the audit of the Company’s 2024 financial statements. These amounts were accrued as of December 31, 2024.

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(4)	In connection with the employment agreements for Mr. Lane, Mr. Kim and Mr. Endo completed in connection with the July 2025 private placements, each was conditionally granted stock options to purchase up to 1,792,812, 1,494,010 and 747,005 shares of common stock, respectively, at an exercise price of $10.00 per share, the exercisability of which are subject to stockholder approval of a new stock plan. The options have a term of 10 years from issuance and will vest according to the Applicable Vesting Schedule. As of [August 25, 2026], 80% of the options have been vested. Since stockholder approval has not yet been obtained, these stock options are excluded from this table.
(5)	Jordan Davis resigned as the Company’s Chief Executive Officer effective February 2, 2024. John Kim was appointed the Company’s Chief Executive Officer and President effective February 3, 2024. Other compensation includes $12,500 paid to Mr. Davis for consulting services provided for the transition of his duties to Mr. Kim and $2,668 related to the Company gifting Mr. Davis two Volcon Brat eBikes.

Narrative Disclosure to Summary Compensation Table

General

We have compensated our NEOs through a combination of base salary, cash bonuses, equity awards and other benefits. Each of our NEOs has substantial responsibilities relating to our day-to-day operations.

Base Salary

The Compensation Committee reviews and approves base salaries of our NEOs. In setting the base salary of each NEO for the periods presented above, the Compensation Committee relied on market data. The Compensation Committee also may retain independent consultants as it deems appropriate. Salary levels are typically considered annually as part of our regularly scheduled performance review process and otherwise upon a promotion or other change in job responsibility. Neither the Compensation Committee nor the Company engaged a compensation consultant during the 2025 fiscal year to advise on executive officer or director compensation.

Bonus

Prior to July 2025, our CEO and CFO were eligible to receive an annual bonus as a set amount or a percentage of base salary based on our achievement of various metrics. Following July 2025, no NEO is entitled to an annual bonus. Our Board has discretion to determine whether and in what amounts or form (cash or stock) any such bonuses will be paid in a given year.

Equity Awards

The stock option awards granted to Mr. Kim and Mr. Endo reflected in the table above were issued outside of our 2021 Stock Plan and required stockholder approval, which was received at the May 30, 2025 annual stockholders’ meeting. The awards granted to Mr. Kim and Mr. Endo help align the interests of management and our stockholders and reward our executive officers for improved Company performance.

401(k) Retirement Plan

The Company participates in a 401(k) plan that allows all employees, including NEOs, to contribute part of their compensation, up to specified IRS limitations. To date the Company has not provided any matching contributions to the 401(k) plan.

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Health and Welfare Benefits

Our NEOs are eligible to participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, and basic group life insurance coverage. The purpose of our employee benefit plans is to help us attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by our competitors.

Perquisites

We do not provide our NEOs with any perquisites.

Executive Agreements

We have entered into an employment agreement with each of our Co-CEOs, Ryan Lane and John Kim, and CFO, Greg Endo. The Company had entered an employment agreement with former CEO, Jordan Davis, but as of his resignation effective February 2, 2024, it is no longer in effect.

Employment Agreement with Ryan Lane, Co-CEO

In connection with the July 2025 private placements, Mr. Lane was appointed to serve as both Chairman of the Board and Co-Chief Executive Officer (“Co-CEO”) of the Company. Mr. Lane signed an employment agreement with the Company, dated July 17, 2025, and his annual salary is $225,000. Mr. Lane was also paid a signing bonus of $225,000 and was granted 1,792,812 stock options from the Company’s 2025 Stock Plan to purchase the Company’s common stock at $10.00 per share with a ten-year term. The exercisability of these stock options is subject to stockholder approval of a 2025 Stock Plan. The options will vest in accordance with the Applicable Vesting Schedule. As of June 30, 2026, 80% of the options have vested.

If Mr. Lane’s employment is terminated at our election without “cause” (as defined in the employment agreement), Mr. Lane is entitled to receive severance payments equal to six months of Mr. Lane’s base salary. In addition, if Mr. Lane’s employment is terminated within six months prior to or ending 12 months following a change in control, Mr. Lane is entitled to receive severance payments equal to 12 months of his base salary.

Employment Agreement with John Kim, Co-CEO

In conjunction with the July 2025 private placements, the Company entered a new employment agreement with Mr. Kim, superseding his existing employment agreement, pursuant to which he became Co-CEO (alongside Mr. Lane) and remained on the Board. His annual salary under the new employment agreement is $225,000 and he received a signing bonus of $225,000 with no further bonuses due to Mr. Kim. Mr. Kim was granted 1,494,010 stock options with a ten-year term under the Company’s 2025 Stock Plan with an exercise price of $10.00 per share of the Company’s common stock. The exercisability of these stock options is subject to stockholder approval of the 2025 Stock Plan. The options will vest in accordance with the Applicable Vesting Schedule. As of June 30, 2026, 80% of the options have been vested.

Mr. Kim was previously granted 180,375 stock options with an exercise price of $4.56 per share, eligible to vest on the earlier of (A) the first anniversary of issuance and (B) the date on which at least 90% of the Company’s convertible promissory notes outstanding as of January 30, 2023, are no longer outstanding. In connection with the July 2025 private placements, Mr. Kim agreed to an amendment of his previously granted stock options in May 2025 increasing the exercise price from $4.56 to $10.00 per share of the Company’s common stock. The stock options, as amended, remain outstanding.

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If Mr. Kim’s employment is terminated at our election without “cause” (as defined in the employment agreement), Mr. Kim is entitled to receive severance payments equal to six months of his base salary. In addition, if Mr. Kim’s employment is terminated within six months prior to or ending 12 months following a change in control, Mr. Kim is entitled to receive severance payments equal to 12 months of his base salary.

Employment Agreement with Jordan Davis, former CEO

On August 5, 2021, we entered into an employment agreement with Jordan Davis pursuant to which Mr. Davis agreed to serve as our CEO commencing August 23, 2021 on an at-will basis. Mr. Davis resigned his position effective February 2, 2024.

Mr. Davis’s annual base salary was increased by the Compensation Committee in May 2022 to $300,000 effective June 1, 2022. Effective September 16, 2023, Mr. Davis agreed to a 10% reduction in his base salary. Mr. Davis was eligible to receive an annual bonus of up to 75% of his annual base salary based on achievement of performance milestones approved by our Board, provided he was still employed when the bonus was approved. Due to Mr. Davis’s resignation, he was not eligible for a bonus related to 2023 performance.

Employment Agreement with Greg Endo, CFO

In conjunction with the July 2025 private placements, the Company entered a new employment agreement with Mr. Endo, superseding his existing employment agreement. Under his new employment agreement, Mr. Endo remains the Company’s CFO. His annual salary under the new employment agreement is $300,000 and he received a signing bonus of $150,000, with no further bonuses due to Mr. Endo. Mr. Endo was granted 747,005 stock options with a ten-year term under the Company’s 2025 Stock Plan with an exercise price of $10.00 per share of the Company’s common stock. The exercisability of these stock options is subject to stockholder approval of the 2025 Stock Plan. The options will vest in accordance with the Applicable Vesting Schedule. As of June 30, 2026, 80% of the options have been vested.

Mr. Endo was previously granted 72,150 stock options with an exercise price of $4.56 per share, eligible to vest on the earlier of (A) the first anniversary of issuance and (B) the date on which at least 90% of the Company’s convertible promissory notes outstanding as of January 30, 2023, are no longer outstanding. In connection with the July 2025 private placements, Mr. Endo agreed to an amendment of his previously granted stock options in May 2025 increasing the exercise price from $4.56 to $10.00 per share of the Company’s common stock. The stock options, as amended, remain outstanding.

If Mr. Endo’s employment is terminated at our election without “cause” (as defined in the employment agreement), Mr. Endo is entitled to receive severance payments equal to six months of his base salary. In addition, if Mr. Endo’s employment is terminated within six months prior to or ending 12 months following a change in control, Mr. Endo is entitled to receive severance payments equal to 12 months of his base salary.

2021 Stock Plan

The 2021 Stock Plan was adopted by our Board in January 2021 and approved by our stockholders on March 24, 2021. The Compensation Committee, or our entire Board for the period prior to the establishment of our Compensation Committee, grants incentive awards to our eligible NEOs, directors, employees, and certain consultants under our 2021 Stock Plan in order to align the interests of our management team and employees with the interests of our stockholders and to create substantial incentives for the team to achieve our long-term goals. These awards enable us to provide competitive compensation to help in the recruitment of executives and employees and also, through vesting provisions, help to promote retention and long-term service of executives and key employees. There were no grants awarded during 2025 under the 2021 Stock Plan. Under the terms of outstanding awards, all unvested shares will lapse and be forfeited upon the termination of the participant’s employment with the Company.

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Securities Authorized for Issuance Under Equity Compensation Plans

The 2021 Stock Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards, stock unit awards and stock appreciation rights to key employees, non-employee directors and consultants.

The maximum number of shares of common stock that may be issued under the 2021 Stock Plan is 39.

The following table summarizes information about the outstanding equity plan as of December 31, 2025.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders (1)	252,564	$350.58	–
Equity Compensation Not Approved by Security Holders (2)(3)(4)(5)(6)(7)(8)(9)	2,136,294	$27.86	–
Total	2,388,857	$61.98	–

______________________

(1)	Due to grants made and the reverse stock splits completed by the Company in 2023 through 2025, there are no shares available for issuance under the 2021 Stock Plan.
(2)	On September 1, 2020, we issued ten-year warrants to purchase a total of 4 shares of common stock at an exercise price of $5,760 per share to four individuals to provide advisory services.
(3)	On August 28, 2020, we entered into a consulting agreement with Pink Possum, LLC (“Pink Possum”), an entity controlled by Mr. Okonsky, pursuant to which Mr. Okonsky provides us with services. In consideration for entering into the consulting agreements, we issued ten-year warrants to purchase our common stock. The number of shares of common stock issuable pursuant to the warrants was based on the number of shares of our common stock outstanding at the time of exercise and provided that Pink Possum would receive 18.75% of our shares of common stock outstanding at the time of exercise on a fully diluted basis. On March 26, 2021, Pink Possum entered into an amendment to the consulting agreement agreeing to exchange the original warrants for new ten-year warrants to purchase 4 shares of common stock at an exercise price of $ 1,416,960. In December 2022, the Company entered into an employment agreement with Mr. Okonsky and the consulting agreement with Pink Possum was cancelled. However, the warrants remain in effect.
(4)	As additional compensation to Aegis, upon consummation of certain public offerings from October 2021 through September 2023, we issued Aegis warrants to purchase a total of 5 shares of common stock, at exercise prices ranging from $900,000 to $9,907,200 per share. These warrants became exercisable on the date that is six months from the commencement of the sale of securities for the offerings to which the warrants relate and will expire four years and six months after such date of each filing in compliance with FINRA Rule 5110(g)(8)(A).

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(5)	As part of an amendment to the design, development and manufacturing agreements with GLV Ventures, we issued warrants to purchase 2 shares of common stock at an exercise price of $604,800 per share. Half of the warrants were exercisable upon issuance and the remaining half were exercisable 45 days from issuance.
(6)	In connection with the July 2025 private placements, on July 17, 2025, the Company granted a total of 1,045,807 inducement stock options to new employees to purchase the Company’s common stock at $10.00 per share with a ten-year term. The options will vest in accordance with the Applicable Vesting Schedule.
(7)	As additional compensation to Aegis and Clear Street LLC as placement agents for the July 2025 private placements, upon consummation of the transaction on July 21, 2025, we issued warrants to purchase a total of 163,929 shares of common stock at an exercise price of $10.00. The warrants will vest in accordance with the Applicable Vesting Schedule and expire five years from the issuance date.
(8)	In connection with the July 2025 private placements, on July 21, 2025, the Company issued warrants to purchase a total of 901,542 shares of common stock at an exercise price of $10.00 to Gemini NuStar LLC as part of a Strategic Digital Asset agreement. These warrants will vest in accordance with the Applicable Vesting Schedule and expire ten years from the issuance date.
(9)	In connection with the July 2025 private placements, on July 21, 2025, the Company issued fully vested warrants to purchase a total of 25,000 shares of common stock at an exercise price of $10.00 to a consultant. These warrants expire five years from the issuance date.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee are or have been one of our officers or employees. In addition, none of our executive officers serves or has served as a member of the Compensation Committee or other Board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Recoupment Policy

We adopted the Empery Digital Inc. Dodd-Frank Restatement Recoupment Policy effective as of October 2, 2023. In the event that we are required to prepare a financial restatement, the Committee will recoup all erroneously awarded incentive-based compensation calculated on a pre-tax basis received after October 2, 2023, by a person (i) after beginning service as an executive officer, (ii) who served as an executive officer at any time during the performance period for that incentive-based compensation, and (iii) during the three completed fiscal years immediately preceding the date that the Company is required to prepare a Restatement, and any transition period (that results from a change in the Company’s fiscal year) of less than nine months within or immediately following those three completed fiscal years. The “clawback” or recoupment policy in our executive compensation program contributes to creating and maintaining a culture that emphasizes integrity and accountability and reinforces the performance-based principles underlying our executive compensation program.

Granting of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant stock options or option-like instruments (collectively, “Option-Like Awards”) in anticipation of the release of material nonpublic information and we do not time the public release of such information based on the grant dates of Option-Like Awards. During the last completed fiscal year, we have not awarded Option-Like Awards to any named executive officer during the period beginning four business days before and ending one business day after the filing of a period report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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Outstanding Equity Awards

The following table sets forth certain information concerning our outstanding options for our NEOs (other than Mr. Davis, whose unvested options were canceled as of the effective date of his resignation on February 3, 2024. Mr. Davis did not exercise any of his vested options, which subsequently expired on May 3, 2024. Mr. Davis does not hold any outstanding options) on December 31, 2025:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Ryan Lane	–	–	–	–
John Kim(1)	1	–	1,440,000	7/19/2031
	1	–	2,232,000	7/26/2032
	2	–	993,600	7/12/2033
	180,375	–	10.00	5/30/2035
Greg Endo(2)	3	–	1,440,000	6/7/2031
	2	–	993,600	7/12/2033
	72,150	–	10.00	5/30/2035

_____________________

(1)	Mr. Kim’s stock options expiring on or before July 12, 2033 were granted to him as a board member and prior to him being appointed CEO on February 3, 2024 and Mr. Kim voluntarily forfeited the stock options with expiration dates on or before July 12, 2033 in February 2026.
(2)	Mr. Endo voluntarily forfeited the stock options with expiration dates on or before July 12, 2033 in February 2026.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described in the section titled “Executive Compensation” above, the following is a description of transactions since January 1, 2025 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors (including nominees for election as directors), executive officers or beneficial holders of five percent (5%) or more of our capital stock, or their respective immediate family members or entities affiliated with them, had or will have a direct or indirect material interest.

New York Office Lease

On August 28, 2025, the Company entered into an assignment and assumption of a lease agreement with Empery Asset Management LP (“EAM”) whereby the Company agreed to assume half of the lease obligation of the New York City office lease of EAM since three of EAM’s executives and one additional employee became Company employees in conjunction with the July 2025 private placements, with such individuals continuing to work in the New York City office. The Company, EAM and the landlord for the facility entered into a Consent to Assignment Agreement whereby the Company and EAM are jointly and severally liable for payment of the rent to the landlord. In the event that either EAM or the Company do not make their respective payments, then the other entity will be liable for the full rent payment to the landlord and the paying entity can seek recourse from the non-paying entity under the contribution agreement between them. The Company’s portion of its lease obligation to the landlord is $9,617 per month, subject to increases per the terms of the EAM lease, through June 2029, subject to adjustment for changes in property taxes assessed to the landlord on the facility. EAM signed an extension with the landlord of the lease beyond June 2029 through September 2031. The Company will have the option to opt out of this lease extension by providing EAM notice on or prior to June 1, 2029.

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Co-CEO/Attorney Relationship

As discussed above, the Company is involved in a stockholder litigation matter. The Company has engaged several law firms to assist with its defense, related legal considerations as well as other legal matters. One of the attorneys at one of the law firms is the brother-in-law of Ryan Lane, the Chairman of the Company’s Board of Directors and Co-CEO. No direct compensation is recognized by Mr. Lane’s brother-in-law as a result of this representation. Total fees incurred from this firm as of July 31, 2026 were $11,822,729. The Company expects that its insurance carriers will reimburse the Company for most of these costs after the Company’s $5.0 million retention is deducted. The reimbursement will be recorded when received.

Cardinal Data Power and EMHU LLC

E. Taylor Robertson is an executive officer of Cardinal Data Power, Inc. (“CDP”). The Company, through its wholly owned subsidiary Volcon Epowersports LLC (“VEPS”) purchased $20.0 million of CDP’s Series A-1 Preferred stock (“CDP Series A-1”) at $1.44 per share (the “Original Issuance Price”), which represents an approximately 8% ownership in CDP.

Mr. Robertson is also a minority, less than 5%, investor in Cardinal Power, LLC, which is the ultimate parent of TexStack Infrastructure LLC (“TexStack). Mr. Roberston was also granted a direct non-voting profits interest units TexStack. Mr. Robertson’s profits interest units are subject to forfeiture, vest over a period of three years, and entitle Mr. Robertson to economics only after Cardinal Power, LLC, receives a return on its capital contribution into TexStack. Upon full vesting, Mr. Robertson’s profit interest units represent a less than 1% equity share of TexStack.  The Company, through VEPS, made an initial $2.9 million contribution in EMHU LLC (“EMHU”) for 25% of the common units of EMHU and TexStack owns 75% of the common units of EMHU. The Company may make an additional contribution of $62.1 million upon the contemplated closing of a property acquisition.

Policies and Procedures Regarding Related Party Transactions

Our Audit Committee charter requires that our Audit Committee review and approve in advance any related party transaction. This covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant (whether or not we are a direct party to the transaction), where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. All of the transactions described in this section occurred prior to the creation of our Audit Committee and the adoption of this policy, and, as such, they were not conducted on an arm’s length basis. Our related parties include our directors (including nominees for election as directors), executive officers, beneficial owners of five percent (5%) or more of our voting securities and immediate family members of any of the foregoing or any entity that any of them controls or in which any of them has a substantial beneficial ownership interest.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the outstanding shares of the Company’s common stock to file reports with the SEC disclosing their ownership of common stock at the time they become subject to Section 16(a) and changes in such ownership that occur during the year. Based solely on a review of copies of such reports furnished to us, or on written representations that no reports were required, we believe that all directors, executive officers and holders of more than 10% of the common stock complied in a timely manner with the filing requirements applicable to them with respect to transactions during the year ended December 31, 2025, with the exception of one late Form 3 and one late Form 4 filing by each of Mr. Timothy Silver, Mr. Brett Director, Mr. Matthew Homer and Mr. Rohan Chauhan in connection with their appointment as officers and directors, respectively, and their associated grants of stock options, each in connection with the Company’s July 2025 private placement transactions. Such filings were late due to delays in EDGAR code generation.

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PROPOSAL 2: 2025 Stock Plan Proposal

Purpose of the 2025 Stock Plan

We are asking the Company’s stockholders to vote to approve the Empery Digital Inc 2025 Equity Incentive Plan (the “2025 Stock Plan”), which our Board approved on July 16, 2025, to replace the Volcon, Inc. 2021 Stock Plan (the “2021 Stock Plan”). On March 11, 2025, the Compensation Committee recommended to the Board that it approve the 2025 Stock Plan, which the Board approved on the same day. The Board directed the 2025 Stock Plan to be submitted to the stockholders for approval at the Annual Meeting, and the 2025 Stock Plan will become effective upon stockholder approval.

The purpose of the 2025 Stock Plan is to advance the interests of Company by providing for the grant to participants of stock and stock-based awards, as more fully described below. When referring to “stock” or “share” under this Proposal 2, we are referring to a share of the Company’s common stock. The 2025 Stock Plan is designed to assist in recruiting, motivating, and retaining talented employees, directors and consultants whose contribution is considered essential to help achieve our business goals, including creating long-term value for stockholders. The 2025 Stock Plan also is intended to encourage stock ownership on the part of eligible employees, directors and consultants who provide significant services to the Company and align their interests with the interests of our stockholders.

If the Company’s stockholders approve the 2025 Stock Plan, the 2021 Stock Plan will terminate on the day following the date of the Annual Meeting. Currently there are no shares available to grant additional awards under the 2021 Stock Plan. The 2021 Stock Plan will continue to govern outstanding awards previously granted under it but there are no shares available for any further awards to be granted.

Our Board has determined that it is in the best interests of the Company to adopt, and is asking our stockholders to approve, the 2025 Stock Plan. The Company’s NEOs and Board have an interest in this proposal as they are eligible to receive equity awards under the 2025 Stock Plan.

Considerations of the Board in Making its Recommendation

The Board considered a number of factors when adopting the 2025 Stock Plan, including the following:

•	Ability to Grant Future Equity Awards. The 2021 Stock Plan does not have any shares available to grant any new awards due to the reverse stock splits completed by the Company from September 2023 to June 2025. If the 2025 Stock Plan is not approved, we will not be able to grant the equity awards approved as part of the July 2025 private placements as more fully discussed in Note 12 to the consolidated financial statements for the year ended December 31, 2025 included in the Company’s 2025 Annual Report on Form 10-K, which we believe are necessary to meet our incentive and retention needs.
•	Forecasted Grant Practices. We do not expect to grant any new awards to existing or new employees, directors or consultants.
•	Awards Outstanding Under Existing Grants and Dilutive Impact. As of [August 25, 2026], we have outstanding stock options covering 1,298,336 shares at a weighted average exercise price of $21.85, per share and a weighted average remaining term of 8.9 years which represents approximately 3.6% of our fully diluted outstanding shares. The dilutive impact of the additional 6,846,589 shares that would be available for issuance under the 2025 Stock Plan if this proposal is approved increases the overhang percentage by an additional 12.3% to approximately 15.9%, based on our fully diluted outstanding shares as of [August 25, 2026].

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Good Corporate Governance Principles

The Board believes the 2025 Stock Plan will promote the interests of stockholders and is consistent with principles of good corporate governance, including:

•	No Discounted Stock Options or SARs. All stock option and stock appreciation rights (“SARs”) awards under the 2025 Stock Plan must have an exercise or base price that is not less than (i) if listed on a national securities exchange, the closing price of the underlying stock on the date of grant as reported for that date or (ii) if not listed on a national securities exchange, the fair market value of a share of the underlying common stock as determined by the Administrator consistent with the rules of Sections 422 and 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), to the extent applicable.
•	No Repricing. Other than in connection with certain corporate transactions or changes to our capital structure, the 2025 Stock Plan prohibits any repricing of stock options or SARs (or cash out of underwater stock options or SARs) without obtaining stockholder approval.
•	Limits on Non-Employee Director Compensation. The 2025 Stock Plan includes a limit on the total amount of compensation payable, whether in cash, shares or a combination, to each non-employee director for his or her service on the Board in any year.
•	No Liberal Share Recycling. Shares underlying stock options and other awards issued under the 2025 Stock Plan will not be recycled into the share pool if they are withheld in payment of the exercise price of the award or to satisfy tax withholding obligations in respect of the award.
•	No Reload Awards. The Plan prohibits the grant of a “reload” stock options or SARs. A “reload” stock option or SAR is an automatic grant of a stock option or SAR when a participant uses already-owned shares to exercise his or her stock options or SARs.
•	No Dividends on Unvested Awards. Dividends and dividend equivalents may not be paid on a current basis on unvested awards.

Summary of the 2025 Stock Plan

The following is a summary of the material terms of the 2025 Stock Plan. A copy of the 2025 Stock Plan is attached as Appendix A to this proxy statement, and we urge stockholders to read it in its entirety. The following description of the material terms of the 2025 Stock Plan is qualified in its entirety by reference to the full text of the 2025 Stock Plan.

Purpose. The purpose of the 2025 Stock Plan is to advance the interests of the Company by providing for the grant to participants of stock, stock-based and other incentive awards, as described below.

Administration. The 2025 Stock Plan is administered by the Compensation Committee, except that the Board may at any time act in the capacity of Administrator. As used in the 2025 Stock Plan and this Proposal, the term “Administrator” refers to the Compensation Committee, the Board or either of its authorized delegates, as applicable. The Administrator has the discretionary authority to, among other things, interpret the 2025 Stock Plan, determine eligibility for and grant awards, determine the exercise price, base value from which appreciation is measured, or purchase price, if any, applicable to any award, determine, modify, accelerate or waive the terms and conditions of any award, determine the form of settlement of awards, prescribe forms, rules and procedures relating to the 2025 Stock Plan and awards and otherwise do all things necessary or desirable to carry out the purposes of the 2025 Stock Plan. Determinations of the Administrator under the 2025 Stock Plan will be conclusive and bind all persons. The Administrator may delegate certain of its powers under the 2025 Stock Plan to one or more of its members or members of the Board and, to the extent permitted by law, officers of the Company, and may delegate to employees or other persons such ministerial tasks as it deems appropriate.

Eligibility. Employees and directors of, and consultants and advisors to, the Company and its affiliates are eligible to be granted awards under the 2025 Stock Plan. Eligibility for stock options intended to be incentive stock options (“ISOs”) is limited to employees of the Company or certain affiliates. As of June 30, 2026, we estimate that approximately 10 employees, 6 current directors, 1 new director, and one former director, and one consultant would be eligible to participate in the 2025 Stock Plan.

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Authorized Shares. Subject to adjustment as described below, the maximum number of shares that may be delivered in satisfaction of awards under the 2025 Stock Plan is 6,846,589 shares, as there are no shares underlying awards under the 2021 Stock Plan that on or after the date of adoption of the 2025 Stock Plan are expected to expire or become unexercisable without the delivery of shares, are forfeited to or repurchased for cash by the Company, are settled in cash, or otherwise become available again for grant under the 2021 Stock Plan, in each case, in accordance with its terms (the “Share Pool”). Up to the total number of shares from the Share Pool may be issued in satisfaction of ISOs. The following rules apply in respect of the Share Pool:

•	All shares underlying a SAR, any portion of which is settled in shares (and not only the number of shares delivered in settlement), will reduce the Share Pool.
•	All shares withheld in payment of the exercise price or purchase price of an award or in satisfaction of tax withholding requirements will reduce the Share Pool.
•	Shares underlying awards that are settled in cash will not reduce the Share Pool.
•	Shares underlying awards that expire, become unexercisable, or terminate or that are forfeited to or repurchased by the Company without the issuance of shares will be added back to the Share Pool.
•	Shares delivered under awards in substitution for awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition (“Substitute Awards”) will not reduce the Share Pool.
•	The Share Pool will not be increased by any shares delivered under the 2025 Stock Plan that are subsequently repurchased using proceeds directly attributable to stock option exercises.

Shares that may be delivered under the 2025 Stock Plan may be authorized but unissued shares or previously issued shares acquired by the Company. The closing price of our common stock as reported on the Nasdaq Global Market on [August 24, 2026] was $ [2.85] per share.

Director Limits. The aggregate value of all compensation granted or paid to any of our non-employee directors with respect to any calendar year, including awards that may be granted under the 2025 Stock Plan, for his or her services as a director during such calendar year, may not exceed $6,000,000 in the aggregate, calculating the value of any equity awards based on the grant date fair value and assuming a maximum payout.

Types of Awards. The 2025 Stock Plan provides for the grant of stock options (including ISOs and nonqualified stock options (“NSOs”)), SARs, restricted stock, unrestricted stock, stock units (including restricted stock units), performance awards, cash awards and other awards that are convertible into or otherwise based on our common stock. Dividend equivalents may also be provided in connection with awards under the 2025 Stock Plan, but in no event will any dividend or dividend equivalents be paid in respect of any stock option, SARs, unvested award, or award that, at the dividend payment date, remains subject to a risk of forfeiture (whether service-based vesting or performance-based vesting).

•	Stock Options and SARs. The Administrator may grant stock options, including NSOs and ISOs, and SARs. A stock option is a right entitling the holder to acquire shares upon payment of the applicable exercise price. SARs is entitles the holder upon exercise to receive an amount (payable in cash or shares of equivalent value) equal to the excess of the fair market value of the shares subject to the SARs over the base value from which appreciation is measured. The exercise price of each stock option, and the base value of SARs, granted under the 2025 Stock Plan may not be less than 100% of the fair market value of the shares subject to such stock option or SARs on the date of grant (110% in the case of ISOs granted to certain employees). Each stock option and SARs award will have a maximum term that does not exceed ten years from the date of grant (or five years, in the case of ISOs granted to certain employees).
•	Restricted and Unrestricted Stock and Stock Units. The Administrator may grant awards of restricted stock, unrestricted stock and stock units (including restricted stock units). A stock unit is an unfunded and unsecured promise, denominated in shares, to deliver shares or cash measured by the value of shares in the future, and a restricted stock unit is a stock unit that is subject to the satisfaction of specified service or performance vesting conditions. Restricted stock is stock subject to restrictions requiring that it be forfeited, redelivered or offered for sale to us if specified performance or other vesting conditions are not satisfied.
•	Performance Awards. The Administrator may grant performance awards, which are awards subject to performance vesting conditions, which may include performance criteria.
•	Other Stock- and Cash-Based Awards. The Administrator may grant other awards denominated in cash or that are convertible into or otherwise based on shares, subject to such terms and conditions as are determined by the Administrator.
•	Substitute Awards. The Administrator may grant Substitute Awards, which may have terms and conditions that are inconsistent with the terms and conditions of the 2025 Stock Plan.

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Vesting; Terms of Awards. The Administrator determines the terms of all awards granted under the 2025 Stock Plan, including the time or times an award vests or becomes exercisable, the terms on which awards will remain exercisable and the effect of termination of a participant’s employment or service on awards. No award shall provide for automatic “reload” grants of a stock option or SAR.

No Repricing. Other than in connection with certain corporate transactions or changes to our capital structure, stock options and SARs granted under the 2025 Stock Plan may not be amended to reduce the exercise price or base value of the stock option or SARs, cancelled and exchanged for stock options or SARs with an exercise price or base value that is less than the exercise price or base value of the original stock option or SARs, or cancelled when the exercise price or base value of the stock option or SARs is greater than the fair market value of a share on the date of such cancellation in exchange for cash or other consideration, in each case, without stockholder approval.

Transferability of Awards. Except as the Administrator may otherwise determine, awards may not be transferred other than by will or by the laws of descent and distribution.

Effect of Certain Transactions. In the event of a consolidation, merger or similar transaction in which the Company is not the surviving corporation, the sale or transfer of all or substantially all of the Company’s assets or common stock, a dissolution or liquidation of the Company, or any other analogous transaction in the determination of the Administrator, the Administrator may, with respect to outstanding awards, which treatment does not have to be the same for all awards, provide for:

•	The assumption, continuation or substitution of some or all awards or any portion of an award by the acquirer or surviving entity;
•	The cash payment in respect of some or all awards minus the purchase price, if any, on such terms and conditions as the Administrator determines;
•	A cash payment in respect of a stock option or SAR equal to the difference between the fair market value of the shares subject to the stock option or SAR and its exercise price on such terms and conditions as the Administrator determines; and/or
•	The acceleration of exercisability and/or delivery of shares, in full or in part.

Except as the Administrator may otherwise determine, each award will automatically terminate or be forfeited immediately upon the consummation of the covered transaction, other than awards that are substituted for, assumed, or that continue following the covered transaction. In the case of shares of restricted stock, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of those shares in connection with the transaction be placed in escrow or otherwise made subject to such restrictions determined by the Administrator.

Adjustment Provisions. In the event of a stock dividend, extraordinary cash dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure, the Administrator will make appropriate adjustments to the Share Pool; the number and kind of shares or securities subject to, and, if applicable, the exercise or purchase price of (or base values), outstanding awards; and any other provisions affected by such event.

Clawback. The Administrator may provide that outstanding awards and proceeds from the exercise or disposition of awards or stock acquired under awards will be subject to forfeiture and disgorgement to the Company, with interest and other related earnings, if the participant violates any restrictive covenants by which the participant is bound or any applicable Company policy that provides for such forfeiture, disgorgement or clawback, or to the extent required by law or applicable stock exchange listing standards and any related Company policy.

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Effective Date, Amendments and Termination. The Board adopted the 2025 Stock Plan on July 16, 2025, subject to approval by our stockholders upon such approval the 2025 Stock Plan will become effective. No awards will be granted after the tenth anniversary of the date the Board adopted the 2025 Stock Plan. The Administrator may at any time or times amend the 2025 Stock Plan or any outstanding award and may at any time terminate the 2025 Stock Plan as to future grants. However, except as expressly provided in the 2025 Stock Plan or the applicable award, the Administrator may not alter the terms of an award so as to materially and adversely affect a participant’s rights without the participant’s consent (unless the Administrator expressly reserved the right to do so in the 2025 Stock Plan or at the time the award was granted). Any amendments to the 2025 Stock Plan will be conditioned on stockholder approval to the extent required by law or applicable stock exchange requirements.

Certain Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences associated with certain awards granted under the 2025 Stock Plan under the law as in effect on the date of this proxy statement. The summary of federal income taxes does not purport to cover federal employment tax or other U.S. federal tax consequences that may be associated with the 2025 Stock Plan, nor does it cover state, local or non-U.S. taxes. The tax consequences of awards granted under the 2025 Stock Plan will depend on the participant’s particular circumstances, and we recommend that each participant consult their personal tax advisors to determine the particular tax consequences to them (including the application of any U.S. federal, state, local, and non-U.S. income and non-income taxes).

ISOs. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction is generally available to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of the holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

NSOs. In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is generally available to Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which Company is not entitled to a deduction.

In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

SARs.  In general, the grant of a SARs award does not itself result in taxable income, nor does taxable income result merely because the participant’s SARs becomes exercisable. In general, a participant who exercises SARs for shares or receives payment in cancellation of SARs will have ordinary income equal to the amount of any cash or the excess, if any, of the fair market value of the shares received on exercise over the base value from which appreciation is measured, as applicable, and a corresponding deduction is generally available to the Company.

Unrestricted Stock Awards. A participant who purchases or is awarded unrestricted stock generally has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company.

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Restricted Stock Awards. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company. However, a participant may make an election under Section 83(b) of the Code (the “83(b) election”) to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the 2025 Stock Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

Restricted Stock Units. In general, the grant of a restricted stock unit does not itself result in taxable income. Instead, the participant is generally taxed upon vesting (and a corresponding deduction is generally available to the Company), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code. If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Certain Change in Control Payments. Under Section 280G of the Code, the vesting or accelerated exercisability of options or the vesting and payments of other awards in connection with a change in control (as defined under Section 280G of the Code) may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the 2025 Stock Plan may be subject to an additional 20% federal tax and may not be deductible to the Company.

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New Plan Benefits

The future benefits or amounts that would be received under the 2025 Stock Plan by executive officers, non-employee directors and non-executive officer employees are discretionary and are therefore not determinable at this time. For further information on awards to non-employee directors, see the section “Non-Employee Director Compensation Program” beginning on page 25 of this proxy statement.

Name	Number of stock options to be awarded under 2025 Stock Plan (#)	Number of restricted stock units to be awarded under 2025 Stock Plan (#)	Number of stock awards awarded under 2025 Stock Plan (#)

Ryan Lane, Co-Chief Executive Officer	1,792,812	—	1,792,812

John Kim, Co-Chief Executive Officer	1,494,010	—	1,494,010

Greg Endo, Chief Financial Officer	747,005	—	747,005

Executive Officers as a Group	4,033,827	—	4,033,827

Non-Employee Directors as a Group	2,091,614	—	2,091,614

Employees and Consultant Other than Executive Officers as a Group	711,148	—	711,148

In connection with the July 2025 private placements, certain directors and officers were granted stock options under the 2025 Stock Plan, the exercisability of which are subject to stockholder approval of the 2025 Stock Plan at the Annual Meeting. The options have a term of 10 years from issuance and will vest according to the Applicable Vesting Schedule. As of [August 25, 2026], 80% of the options granted to each director and officer, other than Mr. Robertson’s whose options will begin vesting upon election to the board, have been vested. See “Beneficial Ownership of Common Stock” for further information.

Vote Required and Recommendation of the Board of Directors

The approval of the 2025 Stock Plan Proposal requires the affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. The Board unanimously recommends that stockholders vote “FOR” the approval of the 2025 Stock Plan Proposal.

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PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF MALONE BAILEY, LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

Stockholders will also be asked to ratify the Audit Committee’s appointment of MaloneBailey, LLP to audit the books and accounts of the Company for the fiscal year ending December 31, 2026 and the review of the Company’s quarterly financial statements for the fiscal quarters ending March 31, June 30, and September 30, 2027. MaloneBailey, LLP has served as the Company’s independent registered public accounting firm since 2021.

A representative of MaloneBailey, LLP is expected to be present virtually at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Because your vote is advisory, it will not be binding upon the Audit Committee, and will not overrule any decision made by the Audit Committee, or create or imply any additional fiduciary duty by the Audit Committee. The Audit Committee may, however, take into account the outcome of the vote when considering future auditor appointments.

Audit Fees and Services

The following table shows the fees paid or accrued by the Company for the audit and other services provided by MaloneBailey, LLP during fiscal years 2025 and 2024:

MaloneBailey, LLP	2025	2024
Audit Fees	$419,725	$213,725
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total	$419,725	$213,725

Audit Fees incurred in fiscal years 2025 and 2024 were for the audits and quarterly reviews of the Company’s consolidated financial statements, issuance of consents, and assistance with and review of documents filed with the SEC. In 2024, All Other Fees included $41,200 related to public offerings of common stock and our convertible notes offering which have been reclassified to Audit Fees to conform with the 2025 classification. The Audit Committee has reviewed summaries of the services provided and the related fees and has determined that the provision of non-audit services is compatible with maintaining the independence of MaloneBailey, LLP.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permitted non-audit services, except that de minimis non-audit services, as defined in Section 10A(i)(1) of the Exchange Act, may be approved prior to the completion of the independent auditor’s audit. All of the services described above since our initial public offering in October 2021 were pre-approved by the Audit Committee.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee has (i) reviewed and discussed our consolidated audited financial statements for fiscal year ended December 31, 2025 with our management; (ii) discussed with MaloneBailey, LLP, our independent registered public accounting firm, all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and (iii) received the written disclosures and the letter from MaloneBailey, LLP required by applicable requirements of the PCAOB regarding MaloneBailey, LLP’s communications with the Audit Committee concerning independence, and discussed with MaloneBailey, LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board that our consolidated audited financial statements for the year ended December 31, 2025 be included in our Annual Report on Form 10-K for the year ended December 31, 2025.

AUDIT COMMITTEE

By:	Matthew Homer, Chair
Jonathan Foster Ian Read

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 3 requires the affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2026 and the review of the Company’s quarterly financial statements for the fiscal quarters ending March 31, June 30, and September 30, 2027.

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ANNUAL REPORT TO STOCKHOLDERS

Our 2025 Annual Report has been made available to stockholders and is posted on our website www.emperydigital.com under “Investors—SEC Filings.”

Additional copies of the 2025 Annual Report may be obtained without charge upon written request to Investor Relations, Empery Digital Inc., 2512 W Pecan St., Suite 230, Pflugerville, Texas 78660.

The 2025 Annual Report shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2027 ANNUAL MEETING

Stockholder Proposals

Business must be properly brought before an Annual Meeting in order to be considered by stockholders. Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the definitive proxy statement and voted on by the stockholders at the 2027 Annual Meeting of Stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices no later than May 5, 2027, which is 120 days prior to the anniversary date that we released this Proxy Statement to our stockholders for the Annual Meeting, and must meet all other requirements for inclusion in the proxy statement.

As provided in our Bylaws, if a stockholder intends to present a proposal for new business to be considered at the 2027 Annual Meeting of stockholders but does not seek inclusion of the proposal in the Company’s proxy statement for that meeting, then such proposal, including all supporting information, must be delivered to and received by the Company at our principal executive offices no earlier than May 26, 2027, which is 120 days prior to the one-year anniversary of this year’s Annual Meeting, and no later than June 25, 2027, which is 90 days prior to the one-year anniversary of this year’s Annual Meeting; except that, if the date of the annual meeting is more than 30 days before or more than sixty 60 days after the one-year anniversary of this year’s Annual Meeting a stockholder’s notice must be so delivered, or mailed and received by the Company, not later than the 90th day prior to our 2027 annual meeting or, if later, the 10th day following the day on which public disclosure of the date of our 2027 annual meeting was first made by the Company.

Director Nominations

The Company’s Bylaws govern the submission of nominations for directors that a stockholder wishes to have considered at a meeting of stockholders, but that are not included in the Company’s proxy materials. To nominate a director under our Bylaws, then a written proposal, including all supporting information, must be delivered to and received by the Company at our principal executive offices no earlier than June 16, 2027, which is 120 days prior to the one-year anniversary of this year’s Annual Meeting, and no later than July 16, 2027, which is 90 days prior to the one-year anniversary of this year’s Annual Meeting; except that, if the date of the annual meeting is more than 30 days before or more than 60 days after the one-year anniversary of this year’s Annual Meeting a stockholder’s notice must be so delivered, or mailed and received by the Company, not later than the 90th day prior to our 2027 annual meeting or, if later, the 10th day following the day on which public disclosure of the date of our 2027 annual meeting was first made by the Company.

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In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 15, 2027, which is the date that is 60 days prior to the anniversary date of this year’s Annual Meeting; provided, however, that if the date of the 2027 annual meeting is changed by more than 30 calendar days from such anniversary date, then such notice must instead be provided by the later of 60 calendar days prior to the date of the 2027 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 annual meeting is first made by the Company. The requirements under the universal proxy rules are in addition to the applicable procedural requirements under our Bylaws described above.

OTHER BUSINESS

As of the date of this Proxy Statement, management does not know of any other matters that will be brought before the Annual Meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the Annual Meeting for any reason.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the Proxy Statement, the 2025 Annual Report and other proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees.

Under applicable law, if you consented or were deemed to have consented, your broker, bank or other intermediary may send only one copy of the Proxy Statement, the 2025 Annual Report, and other proxy materials to your address for all residents that own shares of the Company’s common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other intermediary. If you are receiving multiple copies of the Proxy Statement, the 2025 Annual Report, and other proxy materials, you may be able to request householding by contacting your broker, bank or other intermediary. Upon written or oral request, we will promptly deliver a separate set of the Proxy Statement, the 2025 Annual Report or other proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. If you wish to request copies free of charge of the Proxy Statement, the 2025 Annual Report or other proxy materials, please send your request to Investor Relations, Empery Digital Inc., 2512 W Pecan St., Suite 230, Pflugerville, Texas 78660 or call the Company with your request at (512) 400-4271.

By Order of the Board of Directors,

/s/ Ryan Lane

Chairman of the Board

September [_], 2026

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Annex A

Information About the Participants

This Annex sets forth information relating to certain of the Company’s directors, director nominees, and certain executive officers who are “participants” in this solicitation. The participants include Ryan Lane, Ian Read, John Kim, Matthew Homer, Jonathan Foster, Orn Olason, Adrian Solgaard, Rohan Chauhan, E. Taylor Robertson, Greg Endo, Timothy Silver, and Brett Director (collectively, the “Participants”).

The number of shares of common stock of the Company beneficially owned by the Participants as of the date hereof is set forth in the following table:

Name	Shares of Common Stock
Ryan Lane	4,430,345
Ian Read	30,000
John Kim	202,875
Matthew Homer	–
Jonathan Foster	20,000
Orn Olason	10,000
Adrian Solgaard	10,000
Rohan Chauhan	–
E. Taylor Robertson
Greg Endo	92,150
Timothy Silver	600,104
Brett Director	308,802

The following table sets forth information regarding transactions of the Company’s securities by each Participant within the past two years:1

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A)/ Disposition (D)	Transaction Code*
Ryan Lane	July 17, 2025	1,792,812		A	A†
	July 21, 2025	100,000		A	A§
	July 21, 2025		2,500,000	A	A§
	December 4, 2025		50,000	A	P¶
	December 5, 2025		50,000	A	P¶
	December 8, 2025		50,000	A	P¶
	December 11, 2025		62,956	A	P¶
	December 12, 2025		92,341	A	P¶
	December 15, 2025		98,454	A	P¶
	August 13, 2026		750,000	A	P₴
	August 12, 2026		650,000	A	P∞
Ian Read	July 17, 2025	298,802		A	A†
	July 21, 2025		30,000	A	A§
John Kim	May 30, 2025	1,443,000		A	A†
	July 17, 2025	180,375		A	A‡
	July 17, 2025	1,494,010		A	A†

________________

1 Share amounts in this table are reported as stated on the Section 16 filings on file for each transaction and have not been retroactively restated to a common basis. The Company effected a 1-for-8 reverse stock split of its Common Stock, effective June 12, 2025. Transactions dated before June 12, 2025 are stated in the terms in effect at that time; transactions on or after that are stated on a post-split basis.

46

	July 21, 2025	22,500		A	A§
	February 19, 2026		4	D	J#
Matthew Homer	July 17, 2025	298,802		A	A†

Jonathan Foster	July 17, 2025	10,000		A	A†
	July 21, 2025	20,000		A	A§
	February 18, 2026		4	D	J#
Orn Olason	July 17, 2025	10,000		A	A†
	July 21, 2025	10,000		A	A§
Adrian Solgaard	July 17, 2025	10,000		A	A†
	July 21, 2025	10,000		A	A§
Rohan Chauhan	July 17, 2025	298,802		A	A†

E. Taylor Robertson

Greg Endo	May 30, 2025	577,200		A	A†
	July 17, 2025	72,150		A	A‡
	July 17, 2025	747,005		A	A†
	July 21, 2025	20,000		A	A§
	February 18, 2026		5	D	J#
Timothy Silver	July 17, 2025	597,604		A	A†
	July 21, 2025	2,500		A	A§
Brett Director	July 17, 2025	298,802		A	A†
	July 21, 2025	10,000		A	A§

†	Securities Acquired – Grant of Stock Options. Amounts shown represent the shares of common stock underlying the options granted. The exercisability of the options granted on July 17, 2025 is subject to stockholder approval of the 2025 Stock Plan.
‡	Securities Acquired – Amendment of Previously Granted Stock Options to Increase the Exercise Price.
§	Securities Acquired – Purchase of Common Stock in the Company’s July 2025 Private Placement at $10.00 per Share.
¶	Securities Acquired – Open Market Purchases of Common Stock at Weighted Average Prices Ranging from $4.3147 to $5.0591 per Share.
∞	Securities Acquired – Open Market Purchases of Common Stock at a Weighted Average Price of $2.8211.
₴	Securities Acquired – Open Market Purchases of Common Stock at a Weighted Average Price of $2.9845.
#	Securities Disposed – Voluntary Forfeiture of Stock Options for No Consideration.

* Transaction Codes:

P: Open market or private purchase of securities

S: Open market or private sale of securities

A: Grant, award, or other acquisition of securities from the company

F: Payment of exercise price or tax liability by delivering or withholding securities

M: Exercise or conversion of derivative security

J: Other acquisition or disposition (describe transaction)

G: Bona fide gift

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Information about the principal occupations of each of the Participants is provided in the proxy statement under the heading “Qualifications of 2026 Director Nominees and Continuing Directors” or “Executive Officers Who are not Serving as Directors.” Except as set forth in this proxy statement, the business address of each participant is c/o Empery Digital Inc., 2512 W Pecan St., Suite 230, Pflugerville, Texas 78660.

Except as set forth in this proxy statement, (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which any director nominee is proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this proxy statement; and (xii) no companies or organizations, with which any of the director nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. Except as set forth in this proxy statement, there are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to the director nominees, except as set forth in this proxy statement, (i) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years and (ii) no corporation or organization, with which any of the director nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. Except as set forth in this proxy statement, none of the director nominees or any associate of a director nominee has served as a director or named executive officer of the Company at any point during the last three fiscal years of the Company.

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Appendix A

VOLCON, INC.
2025 EQUITY INCENTIVE PLAN

1. DEFINED TERMS

Exhibit A, which is incorporated by reference, defines certain terms used in the Plan and includes certain operational rules related to those terms.

2. PURPOSE

The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock and Stock-based Awards.

3. ADMINISTRATION

The Plan will be administered by the Administrator. The Administrator has discretionary authority, subject only to the express provisions of the Plan, to administer and interpret the Plan and any Awards; to determine eligibility for and grant Awards; to determine the exercise price, base value from which appreciation is measured, or purchase price, if any, applicable to any Award, to determine, modify, accelerate or waive the terms and conditions of any Award; to determine the form of settlement of Awards (whether in cash, shares of Stock, other Awards or other property); to prescribe forms, rules and procedures relating to the Plan and Awards; and to otherwise do all things necessary or desirable to carry out the purposes of the Plan or any Award. Determinations of the Administrator made with respect to the Plan or any Award are conclusive and bind all persons.

4. SHARE POOL; LIMITS ON AWARDS UNDER THE PLAN

(a) Number of Shares.

(1) Subject to adjustment as provided in Section 7(b) below, the maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan is (i) 6,846,589 shares (the “Share Pool”); plus (ii) the number of shares of Stock underlying awards under the Prior Plan that on or after the Date of Adoption are cancelled, expired, forfeited, surrendered, settled by delivery of fewer shares than the number underlying the award under the Prior Plan, settled in cash or otherwise terminated without delivery of the shares are withheld upon exercise or settlement to cover the exercise price or tax withholding, or otherwise become available again for grant under the Prior Plan, in each case, in accordance with its terms.

(2) Up to the total number of shares of Stock from the Share Pool may be delivered in satisfaction of ISOs, but nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be granted under the Plan. For purposes of this Section 4(a), the number of shares of Stock delivered in satisfaction of Awards will be determined (i) by reducing the Share Pool by the number of shares of Stock withheld by the Company in payment of the exercise price or purchase price of an Award or in satisfaction of tax withholding requirements with respect to an Award, (ii) by reducing the Share Pool by the full number of shares covered by a SAR any portion of which is settled in Stock (and not only the number of shares of Stock delivered in settlement), and (iii) by increasing the Share Pool by any shares of Stock underlying any portion of an Award that is settled in cash or that expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company without the issuance of Stock (or retention, in the case of Restricted Stock or Unrestricted Stock) of Stock. For the avoidance of doubt, the Share Pool will not be increased by any shares of Stock delivered under the Plan that are subsequently repurchased using proceeds directly attributable to Stock Option exercises. The limits set forth in this Section 4(a) will be construed to comply with the applicable requirements of Section 422.

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(b) Substitute Awards. The Administrator may grant Substitute Awards under the Plan. To the extent consistent with the requirements of Section 409A, Section 422, and Section 424 of the Code and the regulations thereunder and other applicable legal requirements (including applicable stock exchange requirements), shares of Stock delivered in respect of Substitute Awards will be in addition to and will not reduce the Share Pool. Notwithstanding the foregoing or anything in Section 4(a) to the contrary, if any Substitute Award is settled in cash or expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company without the delivery (or retention, in the case of Restricted Stock or Unrestricted Stock) of Stock, the shares of Stock previously subject to such Award will not increase the Share Pool or otherwise be available for future grant under the Plan. The Administrator will determine the extent to which the terms and conditions of the Plan apply to Substitute Awards, if at all; provided, however, that Substitute Awards will not be subject to the limits described in Section 4(d) below.

(c) Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock, treasury Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

(d) Director Limits. Notwithstanding anything to the contrary under the Plan, the aggregate value of all compensation granted or paid to any Director with respect to any calendar year, including Awards granted under the Plan and cash fees or other compensation paid by the Company to such Director outside of the Plan for his or her services as a Director during such calendar year, may not exceed $6,000,000 in the aggregate, calculating the value of any Equity Awards based on the grant date fair value in accordance with the Accounting Rules and assuming a maximum payout. For the avoidance of doubt, the limitation in this Section 4(d) will not apply to any compensation granted or paid to a Director for his or her services to the Company or an affiliate other than as a Director, including, without limitation, as a consultant or advisor to the Company or an affiliate.

5. ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among Employees and Directors of, and consultants and advisors to, the Company and its affiliates; provided, however, that, subject to such express exceptions, if any, as the Administrator may establish, eligibility shall be further limited to those persons as to whom the use of a Form S-8 registration statement is permissible. Eligibility for ISOs is limited to individuals described in the first sentence of this Section 5 who are employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code. Eligibility for Stock Options, other than ISOs, and SARs is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the Award to the Company or to a subsidiary of the Company that would be described in the first sentence of Section 1.409A-1(b)(5)(iii)(E) of the Treasury Regulations.

6. RULES APPLICABLE TO AWARDS

(a) All Awards.

(1) Award Provisions. The Administrator will determine the terms and conditions of all Awards, subject to the limitations provided herein. No term of an Award shall provide for automatic “reload” grants of additional Awards upon the exercise of a Stock Option or SAR. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant agrees (or will be deemed to have agreed) to the terms and conditions of the Award and the Plan. Notwithstanding any provision of the Plan to the contrary, Substitute Awards may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

(2) Term of Plan. No Awards may be made after ten years from the Date of Adoption, but previously granted Awards may continue beyond that date in accordance with their terms.

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(3) Transferability. Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution. During a Participant’s lifetime, ISOs and, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), SARs and NSOs may be exercised only by the Participant. The Administrator may permit the gratuitous transfer (i.e., transfer not for value) of Awards other than ISOs, including for estate planning purposes, subject to applicable securities and other laws and such terms and conditions as the Administrator may determine.

(4) Vesting; Exercisability. The Administrator will determine the time or times at which an Award vests or becomes exercisable and the terms and conditions on which a Stock Option or SAR remains exercisable. The Administrator may at any time accelerate the vesting and/or exercisability of an Award (or any portion thereof), regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration, including in connection with a Change in Control or other transaction or event. The treatment of the Award upon the cessation of a Participant’s Service shall be set forth in the Award Agreement.

(5) Recovery of Compensation; Other Policies. The Administrator may provide in any case that any outstanding Award (whether or not vested or exercisable), the proceeds from the exercise or disposition of any Award or Stock acquired under any Award, and any other amounts received in respect of any Award or Stock acquired under any Award will be subject to forfeiture and disgorgement to the Company, with interest and other related earnings, if the Participant to whom the Award was granted is not in compliance with any provision of the Plan or any applicable Award or violates any non-competition, non-solicitation, no-hire, non-disparagement, confidentiality, invention assignment or other restrictive covenant by which the Participant is bound. Each Award will be subject to any policy of the Company or any of its affiliates that relates to trading on non-public information and permitted transactions with respect to shares of Stock, including limitations on hedging and pledging. In addition, each Award will be subject to any policy of the Company or any of its affiliates that provides for forfeiture, disgorgement, or clawback with respect to incentive compensation that includes Awards under the Plan and will be further subject to forfeiture and disgorgement to the extent required by law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Exchange Act. Each Participant, by accepting or being deemed to have accepted an Award under the Plan, agrees (or will be deemed to have agreed) to the terms of this Section 6(a)(5) and to any clawback, recoupment or similar policy of the Company or any of its affiliates and further agrees (or will be deemed to have further agreed) to cooperate fully with the Administrator, and to cause any and all permitted transferees of the Participant to cooperate fully with the Administrator, to effectuate any forfeiture or disgorgement described in this Section 6(a)(5). Neither the Administrator nor the Company nor any other person, other than the Participant and the Participant’s permitted transferees, if any, will be responsible for any adverse tax or other consequences to a Participant or the Participant’s permitted transferees, if any, that may arise in connection with this Section 6(a)(5).

(6) Taxes. The grant of an Award and the issuance, delivery, vesting and retention of Stock, cash or other property under an Award are conditioned upon the full satisfaction by the Participant of all tax and other withholding requirements with respect to the Award under applicable laws. The Administrator will prescribe such rules for the withholding of taxes and other amounts with respect to any Award as it deems necessary. Without limitation to the foregoing, the Company or any affiliate of the Company will have the authority and the right to deduct or withhold (by any means set forth herein or in an Award Agreement), or require a Participant to remit to the Company or an affiliate of the Company, an amount sufficient to satisfy all U.S. and non-U.S. federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to participation in the Plan and any Award hereunder and legally applicable to the Participant and required by law to be withheld (including, any amount deemed by the Company, in its discretion, to be an appropriate charge to the Participant even if legally applicable to the Company or any affiliate of the Company). Subject to applicable laws, the Administrator, in its sole discretion, may hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax or other withholding requirements (but not in excess of the maximum withholding amount consistent with the Award being subject to equity accounting treatment under the Accounting Rules). Any amounts withheld pursuant to this Section 6(a)(6) will be treated as though such amounts had been paid directly to the applicable Participant. In addition, the Company may, to the extent permitted by law, deduct any such tax and other withholding amounts from any payment of any kind otherwise due to a Participant from the Company or any of its affiliates.

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(7) Dividend Equivalents. The Administrator may provide for the payment of amounts (on terms and subject to such restrictions and conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award; provided, however, that (a) dividends or dividend equivalents relating to an Award that, at the dividend payment date, remains subject to a risk of forfeiture (whether service-based or performance-based) shall be subject to the same risk of forfeiture as applies to the underlying Award and (b) no dividends or dividend equivalents shall be payable with respect to Stock Options, SARs, unvested Awards or Awards that, at the dividend payment date, remain subject to a risk of forfeiture (whether service-based vesting or performance-based vesting). Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the applicable requirements of Section 409A.

(8) Rights Limited. Nothing in the Plan or any Award will be construed as giving any person the right to be granted an Award or to continued employment or service with the Company or any of its affiliates, or any rights as a stockholder except as to shares of Stock actually delivered under the Plan. The loss of existing or potential profit in any Award will not constitute an element of damages in the event of a termination of a Participant’s Service for any reason, even if the termination is in violation of an obligation of the Company or any of its affiliates to the Participant.

(9) Coordination with Other Plans. Shares of Stock and/or Awards under the Plan may be issued or granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or any of its affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or any of its affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) under the Plan if the Administrator so determines, in which case the shares delivered will be treated as awarded under the Plan (and will reduce the Share Pool).

(10) Section 409A.

(A) Without limiting the generality of Section 11(b) below, each Award will contain such terms as the Administrator determines and will be construed and administered, such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.

(B) Notwithstanding anything to the contrary in the Plan or any Award Agreement, the Administrator may unilaterally amend, modify or terminate the Plan or any outstanding Award, including but not limited to changing the form of the Award, if the Administrator determines that such amendment, modification or termination is necessary or desirable to avoid the imposition of any additional tax, interest or penalty under Section 409A.

(C) If a Participant is determined on the date of the Participant’s termination of Service to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code, then, with regard to any payment that is considered nonqualified deferred compensation under Section 409A, to the extent applicable, payable on account of a “separation from service”, such payment will be made or provided on the date that is the earlier of (i) the first business day following the expiration of the six-month period measured from the date of such “separation from service” and (ii) the date of the Participant’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments delayed pursuant to this Section 6(a)(10)(C) (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such delay) will be paid, without interest, on the first business day following the expiration of the Delay Period in a lump sum and any remaining payments due under the Award will be paid in accordance with the normal payment dates specified for them in the applicable Award Agreement.

(D) For purposes of Section 409A, each payment made under the Plan or any Award will be treated as a separate payment.

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(E) With regard to any payment considered to be nonqualified deferred compensation under Section 409A, to the extent applicable, that is payable upon a change in control of the Company or other similar event, to the extent required to avoid the imposition of any additional tax, interest or penalty under Section 409A, no amount will be payable unless such change in control constitutes a “change in control event” within the meaning of Section 1.409A-3(i)(5) of the Treasury Regulations.

(b) Stock Options and SARs.

(1) Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, no Stock Option or SAR will be deemed to have been exercised until the Administrator receives a notice of exercise in a form acceptable to the Administrator that is signed by the appropriate person and accompanied by any payment required under the Award. The Administrator may limit or restrict the exercisability of any Stock Option or SAR in its discretion, including in connection with any Change in Control. Any attempt to exercise a Stock Option or SAR by any person other than the Participant will not be given effect unless the Administrator has received such evidence as it may require that the person exercising the Award has the right to do so.

(2) Exercise Price. The exercise price (or the base value from which appreciation is to be measured) per share of each Award requiring exercise must be no less than one hundred percent (100%) (in the case of an ISO granted to a ten percent (10%) stockholder within the meaning of Section 422(b)(6) of the Code, one hundred ten percent (110%)) of the Fair Market Value of a share of Stock, determined as of the date of grant of the Award, or such higher amount as the Administrator may determine in connection with the grant.

(3) Payment of Exercise Price. Where the exercise of an Award (or portion thereof) is to be accompanied by payment, payment of the exercise price must be made by cash or check acceptable to the Administrator or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of previously acquired unrestricted shares of Stock, or the withholding of unrestricted shares of Stock otherwise deliverable upon exercise, in either case, that have a Fair Market Value equal to the exercise price; (ii) through a broker-assisted cashless exercise program acceptable to the Administrator; (iii) by other means acceptable to the Administrator; or (iv) by any combination of the foregoing permissible forms of payment. The delivery of previously acquired shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

(4) Maximum Term. The maximum term of Stock Options and SARs must not exceed 10 years from the date of grant (or five years from the date of grant in the case of an ISO granted to a 10-percent stockholder described in Section 6(b)(2) above).

(5) No Repricing. Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) or as otherwise contemplated by Section 7 below, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Stock Options or SARs to reduce the exercise price or base value of such Stock Options or SARs, (ii) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs that have an exercise price or base value that is less than the exercise price or base value of the original Stock Options or SARs, or (iii) cancel outstanding Stock Options or SARs that have an exercise price or base value greater than the Fair Market Value of a share of Stock on the date of such cancellation in exchange for cash or other consideration.

7. EFFECT OF CERTAIN TRANSACTIONS

(a) Mergers, etc. Except as otherwise expressly provided in an Award Agreement or other agreement or by the Administrator, the following provisions will apply in the event of a Change in Control:

(1) Assumption or Substitution. If the Change in Control is one in which there is an acquiring or surviving entity, the Administrator may provide for (i) the assumption or continuation of some or all outstanding Awards or any portion thereof or (ii) the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.

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(2) Cash-Out of Awards. Subject to Section 7(a)(5) below, the Administrator may provide for payment (a “cash-out”), with respect to some or all Awards or any portion thereof (including only the vested portion thereof, with the unvested portion terminating as provided in Section 7(a)(4) below), equal in the case of each applicable Award or portion thereof to the excess, if any, of (i) the Fair Market Value of one share of Stock multiplied by the number of shares of Stock subject to the Award or such portion, minus (ii) the aggregate exercise or purchase price, if any, of such Award or such portion thereof (or, in the case of a SAR, the aggregate base value above which appreciation is measured), in each case, on such payment and other terms and subject to such conditions (which need not be the same as the terms and conditions applicable to holders of Stock generally) as the Administrator determines, including that any amounts paid in respect of such Award in connection with the Change in Control be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate. For the avoidance of doubt, if the per share exercise or purchase price (or base value) of an Award or portion thereof is equal to or greater than the Fair Market Value of one share of Stock, such Award or portion may be cancelled with no payment due hereunder or otherwise in respect thereof.

(3) Acceleration of Certain Awards. Subject to Section 7(a)(5) below, the Administrator may provide that any Award requiring exercise will become exercisable, in full or in part, and/or that the delivery of any shares of Stock remaining deliverable under any outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated, in full or in part, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following the exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Change in Control.

(4) Termination of Awards upon Consummation of a Change in Control. Except as the Administrator may otherwise determine, each Award will automatically terminate (and in the case of outstanding shares of Restricted Stock, will automatically be forfeited) immediately upon the consummation of the Change in Control, other than (i) any Award that is assumed, continued or substituted for pursuant to Section 7(a)(1) above, and (ii) any Award that by its terms, or as a result of action taken by the Administrator, continues following the Change in Control.

(5) Additional Limitations. Any share of Stock and any cash or other property or other award delivered pursuant to Section 7(a)(1), Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate, including to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Change in Control. For purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) above or an acceleration under Section 7(a)(3) above will not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest and is not forfeited in connection with the Change in Control, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Change in Control be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

(6) Uniform Treatment. For the avoidance of doubt, the Administrator need not treat Participants or Awards (or portions thereof) in a uniform manner, and may treat different Participants and/or Awards differently, in connection with a Change in Control.

(b) Changes in and Distributions with Respect to Stock.

(1) Basic Adjustment Provisions. In the event of a stock dividend, extraordinary cash dividend, stock split or combination of shares (including a reverse stock split), recapitalization, reorganization, merger, consolidation, subdivision, combination, exchange of shares, liquidation, spin-off, split-up or other similar change in the Company’s capital structure or any similar corporate transaction, the Administrator shall make adjustments to the Share Pool as it deems appropriate in its sole discretion. Such appropriate adjustments may include: (a) adjustment in the number and kind of shares of stock or securities underlying Awards then outstanding or subsequently granted, (b) adjustment to any exercise or purchase prices (or base values) relating to Awards, and (c) any other provision of Awards affected by such change that the Administrator determines to be equitable under the circumstances.

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(2) Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Sections 7(a) and 7(b)(1) above, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan or any Award, having due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, to the extent applicable.

(3) Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8. LEGAL CONDITIONS ON DELIVERY OF STOCK

An Award will not be effective unless such Award is in compliance with all applicable U.S. federal and state securities laws, any non-U.S. securities and exchange control laws, and any other laws, the rules and regulations of any governmental body and the requirements of any stock exchange or automated quotation system upon which the shares of Stock may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan, and the Administrator may postpone any grant or settlement of an Award or exercise of a Stock Option or SAR for such time as the Administrator in its sole discretion may deem necessary, in each case until: (i) the Company is satisfied, in its sole discretion, that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. The Company may require, as a condition to the exercise of an Award or the delivery of shares of Stock under an Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act of 1933, as amended, or any applicable state or non-U.S. securities law. For the avoidance of doubt, any postponement as provided in this Section 8 shall not extend the term of an Award and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Stock as to which the Award shall lapse because of such postponement.

Any Stock delivered to Participants under the Plan will be evidenced in such manner as the Administrator determines appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be issued in connection with Stock issued under the Plan, the Administrator may require that such certificates bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending the lapse of the applicable restrictions.

9. AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by applicable law, and may at any time terminate the Plan as to any future grants of Awards; provided, however, that except as otherwise expressly provided in the Plan or the applicable Award, the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so in the Plan or at the time the applicable Award was granted. Any amendments to the Plan will be conditioned upon stockholder approval only to the extent, if any, such approval is required by applicable law (including the Code) or stock exchange requirements, as determined by the Administrator. For the avoidance of doubt, without limiting the Administrator’s rights hereunder, no adjustment to any Award pursuant to the terms of Section 7 or Section 11 will be treated as an amendment requiring a Participant’s consent.

10. OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not affect the right of the Company or any of its affiliates to grant any person bonuses or other compensation in addition to Awards under the Plan.

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11. MISCELLANEOUS

(a) Waiver of Jury Trial. By accepting or being deemed to have accepted an Award under the Plan, each Participant waives (or will be deemed to have waived), to the maximum extent permitted under applicable law, any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan or any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees (or will be deemed to have agreed) that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting (or being deemed to have accepted) an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company or any of its affiliates has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit any disputes arising under the terms of the Plan or any Award made hereunder to binding arbitration or as limiting the ability of the Company to require any individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.

(b) Limitation of Liability. Notwithstanding anything to the contrary in the Plan or any Award, none of the Company, nor any of its affiliates, nor the Administrator, nor any person acting on behalf of the Company, any of its affiliates, or the Administrator, will be liable to any Participant, to any permitted transferee, to the estate or beneficiary of any Participant or any permitted transferee, or to any other person by reason of any acceleration of income, any additional tax, or any penalty, interest or other liability asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to any Award.

(c) Unfunded Plan. The Company’s obligations under the Plan are unfunded, and no Participant will have any right to specific assets of the Company in respect of any Award. Participants will be general unsecured creditors of the Company with respect to any amounts due or payable under the Plan.

12. RULES FOR PARTICIPANTS SUBJECT TO NON-U.S. LAWS

To comply with laws in countries outside of the U.S. in which the Company and its subsidiaries operate or in which Participants work or reside, the Administrator, in its sole discretion, shall have the power and authority to (i) determine which Participants outside the U.S. will be eligible to participate in the Plan; (ii) modify the terms and conditions of any Award granted to Participants outside the U.S.; (iii) establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan for Participants based outside of the U.S. and/or subject to the laws of countries other than the U.S., including by establishing one or more sub-plans, supplements or appendices under the Plan or any Award Agreement for the purpose of complying or facilitating compliance with non-U.S. laws or taking advantage of tax favorable treatment or for any other legal or administrative reason determined by the Administrator; and (iv) take any action, before or after an Award is granted, that it deems advisable to obtain approval or to facilitate compliance with any necessary local governmental regulatory exemptions or approvals. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on eligibility to receive an Award under the Plan or on death, disability, retirement or other termination of Service, available methods of exercise or settlement of an Award, payment of income, social insurance contributions and payroll taxes, the shifting of employer tax or social insurance contribution liability to the Participant, the withholding procedures and handling of any stock certificates or other indicia of ownership. Any such sub-plan, supplement or appendix may contain, in each case, (i) such limitations on the Administrator’s discretion under the Plan and (ii) such additional or different terms and conditions, as the Administrator deems necessary or desirable, and will be deemed to be part of the Plan but will apply only to Participants within the group to which the sub-plan, supplement or appendix applies (as determined by the Administrator); provided, however, that no sub-plan, supplement or appendix, rule or regulation established pursuant to this provision shall increase the Share Pool contained in Section 4 of the Plan or cause a violation of any U.S. law.

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13. GOVERNING LAW

(a) Certain Requirements of Corporate Law. Awards and shares of Stock will be granted, issued and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case, as determined by the Administrator.

(b) Other Matters. Except as otherwise provided by the express terms of an Award Agreement, under a sub-plan described in Section 12 above or as provided in Section 13(a) above, the domestic substantive laws of the State of Delaware govern the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of or based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

(c) Jurisdiction. Subject to Section 11(a) and except as may be expressly set forth in an Award Agreement, by accepting (or being deemed to have accepted) an Award, each Participant agrees or will be deemed to have agreed to (i) submit irrevocably and unconditionally to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon the Plan or any Award; (ii) not commence any suit, action or other proceeding arising out of or based upon the Plan or any Award, except in the federal and state courts located within the geographic boundaries of the United States District Court for the District of Delaware; and (iii) waive, and not assert, by way of motion as a defense or otherwise, in any such suit, action or proceeding, any claim that the Participant is not subject personally to the jurisdiction of the above-named courts that the Participant’s property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Plan or any Award or the subject matter thereof may not be enforced in or by such court.

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EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, have the meanings and are subject to the provisions set forth below:

“Accounting Rules”: Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor provision.

“Administrator”: The Compensation Committee, except that the Board may at any time act in the capacity of the Administrator (including with respect to such matters that are not delegated to the Compensation Committee by the Board (whether pursuant to committee charter or otherwise), if applicable). The Compensation Committee (or the Board, with respect to such matters over which it retains authority under the Plan or otherwise) may delegate (i) to one or more of its members (or one or more other members of the Board (including the full Board)) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards to the extent permitted by applicable law; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. For purposes of the Plan, the term “Administrator” will include the Board, the Compensation Committee, and the person or persons delegated authority under the Plan to the extent of such delegation, as applicable.

“Award”: Any or a combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Stock Units, including Restricted Stock Units.

(vi) Performance Awards.

(vii) Cash Awards.

(viii) Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.

“Award Agreement”: The written agreement evidencing the grant of an Award executed by the Company and the Participant, including any amendments thereto.

“Board”: The board of directors of the Company.

“Cash Award”: An Award denominated in cash.

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“Cause”: In the case of any Participant who is party to an employment, change of control or severance-benefit agreement with the Company or any of its affiliates that contains a definition of “Cause,” the definition set forth in such agreement applies with respect to such Participant for purposes of the Plan for so long as such agreement is in effect. In every other case, “Cause” means, as determined by the Administrator in its reasonable judgment, (i) a substantial failure of the Participant to perform the Participant’s duties and responsibilities to the Company or any of its affiliates or substantial negligence in the performance of such duties and responsibilities; (ii) the commission by the Participant of a felony or a crime involving moral turpitude; (iii) the commission by the Participant of theft, fraud, embezzlement, material breach of trust or any material act of dishonesty involving the Company or any of its affiliates; (iv) a violation by the Participant of the code of conduct of the Company or any of its affiliates, of any policy of the Company or any of its affiliates, or of any statutory or common law duty of loyalty to the Company or any of its affiliates; (v) breach of any of the terms of the Plan or any Award made under the Plan, or of the terms of any other agreement between the Company or any of its affiliates and the Participant; or (vi) other conduct by the Participant that could be expected to be harmful to the business, interests or reputation of the Company or any of its affiliates.

“Change in Control”: Any of (i) any Person (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of Stock) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; (ii) a consolidation, merger or similar transaction or series of related transactions, including a sale or other disposition of stock of more than 50% of the combined voting power of the outstanding securities, in which the Company is not the surviving entity or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single Person or entity or by a group of Persons and/or entities acting in concert; (iii) the election to the Board, without the recommendation or approval of two-thirds of the incumbent Board, of the lesser of: (a) four (4) Directors; or (b) Directors constituting a majority of the number of Directors of the Company then in office; provided, however, that Directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company will not be considered as incumbent members of the Board; (iv) a sale or transfer of all or substantially all the Company’s assets; or (v) a dissolution or liquidation of the Company. Where a Change in Control involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Change in Control will be deemed to have occurred upon consummation of the tender offer. For purposes of this Plan “Person” and “Beneficial Owner” has the same meaning as such terms are defined under in Rule 13d-3 of the General Rules and Regulations of the Exchange Act.

In no event, however, shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 3% of the shares of the purchasing company; or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

“Code”: The U.S. Internal Revenue Code of 1986, as from time to time amended and in effect, or any successor statute as from time to time in effect, including any applicable regulations and guidance thereunder.

“Company”: Volcon, Inc., a Delaware corporation, or any successor thereto.

“Compensation Committee”: The compensation committee of the Board.

“Date of Adoption”: The earlier of the date the Plan was approved by the Company’s stockholders or adopted by the Board.

“Director”: A member of the Board who is not an Employee.

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“Disability”: In the case of any Participant who is party to an employment, service, change of control or severance-benefit agreement that contains a definition of “Disability” (or a corollary term), the definition set forth in such agreement applies with respect to such Participant for purposes of the Plan for so long as such agreement is in effect. In every other case, “Disability” means, as determined by the Administrator, absence from work due to a disability for a period in excess of ninety (90) consecutive days in any twelve (12)-month period that would entitle the Participant to receive benefits under the Company’s long-term disability program as in effect from time to time (if the Participant were a participant in such program).

“Employee”: Any person who is employed by the Company or any of its affiliates.

“Equity Award”: An Award other than a Cash Award.

“Exchange Act”: The Securities Exchange Act of 1934, as amended.

“Fair Market Value”: As of a particular date, (i) the closing price for a share of Stock reported on the Nasdaq Global Market (or any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the immediately preceding date on which a closing price was reported or (ii) in the event that the Stock is not traded on a national securities exchange, the fair market value of a share of Stock determined by the Administrator consistent with the rules of Section 422 and Section 409A to the extent applicable.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422. Each Stock Option granted pursuant to the Plan will be treated as providing by its terms that it is to be an NSO unless, as of the date of grant, it is expressly designated as an ISO in the applicable Award Agreement.

“NSO”: A Stock Option that is not intended to be an “incentive stock option” within the meaning of Section 422.

“Participant”: A person who is granted an Award under the Plan.

“Performance Award”: An Award subject to performance vesting conditions, which may include Performance Criteria.

“Performance Criteria”: Specified criteria, other than the mere continuation of Service or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. A Performance Criterion and any targets with respect thereto need not be based upon an increase, a positive or improved result or avoidance of loss and may be applied to a Participant individually, or to a business unit or division of the Company or to the Company as a whole. A Performance Criterion may also be based on individual performance and/or subjective performance criteria (or any combination of any of the criteria described in this definition). The Administrator may provide that one or more of the Performance Criteria applicable to such Award will be adjusted in a manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

“Plan”: This Volcon, Inc. 2025 Equity Incentive Plan, as from time to time amended and in effect.

“Prior Plan”: The Volcon, Inc. 2021 Stock Plan, as from time to time amended and in effect.

“Restricted Stock”: Stock subject to restrictions requiring that it be forfeited, redelivered or offered for sale to the Company if specified performance or other vesting conditions are not satisfied.

“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or of cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

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“SAR”: A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the Fair Market Value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

“Section 409A”: Section 409A of the Code and the regulations thereunder.

“Section 422”: Section 422 of the Code and the regulations thereunder.

“Service”: A Participant’s employment or other service relationship with the Company or any of its subsidiaries. Service will be deemed to continue, unless the Administrator otherwise determines, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 of the Plan to, the Company or any of its subsidiaries. If a Participant’s employment or other service relationship is with any subsidiary of the Company and that entity ceases to be a subsidiary of the Company, the Participant’s Service will be deemed to have terminated when the entity ceases to be a subsidiary of the Company unless the Participant transfers Service to the Company or one of its remaining subsidiaries. Notwithstanding the foregoing, in construing the provisions of any Award relating to the payment of “nonqualified deferred compensation” (subject to Section 409A) upon a termination or cessation of Service, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms will be construed to require a “separation from service” (as that term is defined in Section 1.409A-1(h) of the Treasury Regulations, after giving effect to the presumptions contained therein) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Section 1.409A-1(h)(3) of the Treasury Regulations. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Section 1.409A-1(h) of the Treasury Regulations for purposes of determining whether a “separation from service” has occurred. Any such written election will be deemed a part of the Plan. For purposes of any Award that is not subject to Section 409A, “subsidiaries” in this definition shall be replaced with “affiliates”.

“Stock”: Common stock of the Company, par value $0.00001 per share, as the same may be reclassified, exchanged or recapitalized.

“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

“Substitute Award”: An award granted under the Plan in substitution for one or more equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.

“Unrestricted Stock”: Stock not subject to any restrictions under the terms of the Award.

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PRELIMINARY COPY, DATED AUGUST 25, 2026

SUBJECT TO COMPLETION

THIS IS THE WHITE PROXY CARD

Please vote your shares of Empery Digital Inc. common stock for the 2026 Annual Meeting of Stockholders. You may vote using any of the following methods:

Vote by Internet — Visit www.proxyvote.com using a computer or smartphone, or scan the QR code on this WHITE proxy card, and follow the instructions. You will need the control number printed below.

Vote by Telephone — Call toll-free 1-800-690-6903 from the United States or Canada on a touch-tone telephone and follow the instructions. You will need the control number printed below.

Vote by Mail — Mark, sign and date this WHITE proxy card and return it in the postage-paid envelope provided to First Coast Results.

CONTROL NUMBER:  [                              ]

You may vote by Internet or telephone 24 hours a day, seven days a week until [11:59 p.m., Eastern Time, on October 13, 2026. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, dated and returned this WHITE proxy card.

Empery Digital Inc.

Annual Meeting of Stockholders

Wednesday, October 14, 2026, at 10:00 A.M., Central Time

This WHITE Proxy Card is Solicited on Behalf of the Board of Directors of Empery Digital Inc.

2512 W Pecan St., Suite 230
Pflugerville, Texas 78660

Ryan Lane and Greg Endo (the “Proxies”), or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned possess if personally present, at the Annual Meeting of Stockholders of Empery Digital Inc. to be held on October 14, 2026 at 10:00 A.M., Central Time, or at any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies previously given with respect to the shares covered hereby.

Shares represented by this proxy if properly executed will be voted as directed herein by the stockholder. If no such directions are indicated, the Proxies will have the authority to vote FOR the election of all nominees to the Board of Directors in Item 1 and FOR Items 2 and 3.

In their discretion, and to the extent permitted by Rule 14a-4(c) under the Securities Exchange Act of 1943, as amended, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com

(Continued and to be signed on reverse side)

WHITE PROXY

THIS WHITE PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

The Board of Directors recommends you vote FOR all the nominees listed in Proposal 1.

1. Election of Directors.

You may vote FOR up to nine (9) nominees in total. If you vote FOR fewer than nine (9) nominees, your shares will be voted FOR only those nominees you have marked.

01- Ryan Lane

◻ FOR	◻ WITHHOLD

02- John Kim

◻ FOR	◻ WITHHOLD

03- Ian Read

◻ FOR	◻ WITHHOLD

04- Matthew Homer

◻ FOR	◻ WITHHOLD

05- Jonathan Foster

◻ FOR	◻ WITHHOLD

06- Orn Olason

◻ FOR	◻ WITHHOLD

07- Adrian Solgaard

◻ FOR	◻ WITHHOLD

08- Rohan Chauhan

◻ FOR	◻ WITHHOLD

09- E. Taylor Robertson

◻ FOR	◻ WITHHOLD

The Board of Directors recommends you vote FOR Proposal 2.

2. Proposal to approve the adoption of the Empery Digital Inc. 2025 Stock Plan and 6,846,589 shares of common stock reserved for issuance under the 2025 Stock Plan.

◻ FOR	◻ AGAINST	◻ ABSTAIN

The Board of Directors recommends you vote FOR Proposal 3.

3. Proposal to ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

◻ FOR	◻ AGAINST	◻ ABSTAIN

Note : In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date